                                                                    EXHIBIT 99.2

                          AGREEMENT AND PLAN OF MERGER

            THIS AGREEMENT AND PLAN OF MERGER  ("AGREEMENT") is made and entered into as of  August  20,  2003,  by and  among:  CUBIC  CORPORATION,  a  Delaware corporation ("PARENT");  CDA ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Parent  ("ACQUISITION  SUB"); and ECC INTERNATIONAL
CORP., a Delaware corporation (the "COMPANY"). Certain capitalized terms used in this Agreement are defined in EXHIBIT A.

                                    RECITALS

            A. The  Boards  of  Directors  of  Parent,  Acquisition  Sub and the
Company  have  each  determined  that  it is in  the  best  interests  of  their respective  stockholders  for Parent to acquire the  Company  upon the terms and subject to the conditions set forth herein.

            B. It is proposed that Acquisition Sub make a cash tender offer (the
"OFFER") to acquire all of the  outstanding  shares of Company Common Stock (the
"SHARES") for $5.25 per share (such amount, or any greater amount per share paid pursuant to the Offer, being the "PER SHARE AMOUNT"), net to the seller in cash, upon the terms and subject to the conditions of this Agreement.

            C. In furtherance of the  acquisition of the Company by Parent,  the
Boards  of  Directors  of  Parent,  Acquisition  Sub and the  Company  have each approved a merger (the "MERGER") of  Acquisition  Sub with and into the Company, with the Company as the surviving  corporation  (the  "SURVIVING  CORPORATION"), upon the terms and subject to the conditions hereof.

            D. The  Board  of  Directors  of the  Company  has,  in light of and subject to the terms and  conditions  hereof,  resolved  to  recommend  that the stockholders of the Company tender their shares pursuant to the Offer.

            E. In order to induce Parent and  Acquisition Sub to enter into this
Agreement and to consummate the Transaction, concurrently with the execution and delivery of this  Agreement  certain  stockholders  of the Company are executing agreements  to tender their  shares of Company  Common Stock and to vote against certain  transactions (the "STOCKHOLDER  TENDER  AGREEMENTS") in favor of Parent and Acquisition Sub.

                                    AGREEMENT

            The parties to this Agreement,  intending to be legally bound, agree as follows:

            SECTION 1. THE OFFER

            1.1 THE OFFER.

                (a) Provided  that none of the events set forth in ANNEX I shall have  occurred  or are  continuing  (other  than the  requirements  set forth in clauses  "(i),"  "(ii),"  "(iii)(e)"  and "(iii)(f)" of ANNEX I), as promptly as practicable  after the date of this  Agreement  (but in no event  more than five business days after the public announcement of the execution of this Agreement),

Acquisition  Sub shall  commence  (within  the  meaning of Rule 14d-2  under the
Exchange Act) the Offer.

                (b) The obligation of Acquisition  Sub to accept for payment and to pay for any shares of Company  Common  Stock  tendered  pursuant to the Offer shall be subject only to (i) the condition that there shall be validly  tendered a number of shares of Company Common Stock which,  together with any outstanding shares of Company Common Stock with respect to which Parent has sole  beneficial ownership, represents at least a majority of the Fully Diluted Number of Company
Shares (the  "MINIMUM  CONDITION")  and (ii) the other  conditions  set forth in
Annex I. Acquisition Sub expressly  reserves the right to increase the Per Share
Amount or to make any other changes in the terms and conditions of the Offer not inconsistent  with the provisions of this  Agreement;  provided,  however,  that without the prior written consent of the Company,  (i) the Minimum Condition may not be amended or waived;  and (ii) no change may be made that  changes the form of  consideration  to be paid,  decreases the price per share of Company  Common
Stock or the  number of shares of  Company  Common  Stock  sought in the  Offer, imposes  conditions  to the Offer in  addition to those set forth in Annex I, or extends the expiration  date of the Offer beyond the initial  expiration date of the Offer (except as provided in (c),  below).  Notwithstanding  anything to the contrary  contained in this  Agreement,  the Offer may not be withdrawn prior to the expiration date (or any rescheduled expiration date) of the Offer.

                (c) The Offer shall initially be scheduled to expire 20 business days following the commencement  thereof.  If, at any then-scheduled  expiration date,  the conditions to the Offer have not been satisfied or waived (other than conditions which are not capable of being  satisfied),  Acquisition Sub shall be entitled  to  extend  the  Offer  for such  amount  of time as  Acquisition  Sub reasonably believes is necessary to cause such Offer conditions to be satisfied;
provided,  however,  that  Acquisition  Sub shall not be  entitled to extend the
Offer to any date occurring after 60 business days following the commencement of the Offer  without the prior  written  consent of the  Company.  Notwithstanding anything to the contrary  contained in this Agreement:  (i) Acquisition Sub may, without the consent of the Company or any other  Person (A) extend the Offer for any period required by any rule or regulation of the SEC applicable to the Offer and (B) if more than a majority of the Fully  Diluted  Number of Company  Shares but less than 90% of the Fully Diluted  Number of Company Shares shall have been validly  tendered  pursuant  to  the  Offer  as of  the  scheduled  or  extended expiration date,  extend the Offer for an additional  period of not more than 20 business days, provided,  however, that Acquisition Sub shall not be entitled to extend the Offer  pursuant  to this  clause (B) to any date  occurring  after 60 business days following the  commencement of the Offer without the prior written consent of the Company; and (ii) Acquisition Sub may, without the consent of the
Company or any other Person,  elect to provide for a subsequent  offering period
(and one or more  extensions  thereof)  pursuant to, and in accordance  with the terms of, Rule 14d-11 under the Exchange Act.

                (d) As promptly as  practicable on the date of  commencement  of the Offer, Parent and Acquisition Sub shall (i) file with the SEC a Tender Offer
Statement  on  Schedule  TO with  respect  to the  Offer  that will  contain  or incorporate by reference the offer to purchase and form of the related letter of transmittal  and (ii) cause the offer to purchase  and related  documents  to be
disseminated  to  holders  of  shares  of  Company  Common  Stock.   Parent  and
Acquisition  Sub agree that they shall cause the  Schedule TO and all  exhibits,

amendments  or  supplements   thereto  (which  together  constitute  the  "OFFER
DOCUMENTS")  filed by either Parent or Acquisition Sub with the SEC to comply in all  material  respects  with the  Exchange  Act and the rules  and  regulations thereunder and other  applicable  laws (except that Parent and  Acquisition  Sub shall have no obligation  with respect to any information in the Offer Documents supplied  by the Company or its  Representatives  in  writing).  Each of Parent,
Acquisition  Sub and the Company  agrees to respond  promptly to any comments of the SEC or its staff and to promptly correct any information  provided by it for use in the Offer Documents if and to the extent that such information shall have become false or misleading in any material respect, and Parent further agrees to take all steps  necessary  to cause the Offer  Documents  as so  corrected to be filed  with  the  SEC  and the  other  Offer  Documents  as so  corrected  to be disseminated  to holders of shares of Company Common Stock,  in each case as and to the extent required by applicable  federal securities laws. The Company shall promptly  furnish to Parent and Acquisition  Sub all information  concerning the
Acquired Corporations and the Company's stockholders (i) that may be required in connection  with any  action  contemplated  by this  Section  1.1(d)  within two business days after the public  announcement  of the execution of this Agreement and (ii) reasonably requested in connection with any action contemplated by this
Section 1.1(d) within two business days after such request.  The Company and its counsel shall be given reasonable opportunity to review and comment on the Offer
Documents  prior to the filing thereof with the SEC.  Parent and Acquisition Sub agree  to  provide  the  Company  and its  counsel  with  any  comments  Parent,
Acquisition  Sub or their  counsel  may  receive  from the SEC or its staff with respect to the Offer Documents promptly after receipt of such comments.

            1.2 COMPANY ACTIONS.

                (a) The Company hereby consents to the Offer and represents that its  Board of  Directors,  at a meeting  duly  called  and held,  has (i) by the unanimous vote of all directors of the Company,  determined  that this Agreement and the transactions  contemplated  hereby,  including the Offer and the Merger, are fair to and in the best  interests of the  Company's  stockholders,  (ii) by unanimous  vote of all  directors  of the  Company,  approved  and adopted  this
Agreement and the transactions  contemplated hereby, including the Offer and the
Merger, in accordance with the requirements of the DGCL, (iii) by unanimous vote of all directors of the Company  declared  that this  Agreement is advisable and
(iv) by unanimous  vote of all  directors of the Company,  resolved to recommend that  stockholders  of the Company  accept the Offer and tender  their shares of
Company  Common Stock pursuant to the Offer and adopt this Agreement and approve the Merger (the  recommendation  of the  Company's  Board of Directors  that the stockholders  of the Company accept the Offer and tender their shares of Company
Common  Stock  pursuant  to the Offer and adopt this  Agreement  and approve the
Merger being  referred to as the  "COMPANY  BOARD  RECOMMENDATION").  Subject to
Section 1.2(b):  (A) the Company hereby consents to the inclusion of the Company
Board  Recommendation  in  the  Offer  Documents;  and  (B)  the  Company  Board
Recommendation  shall not be withdrawn or modified in a manner adverse to Parent or  Acquisition  Sub, and no resolution by the Board of Directors of the Company or any committee thereof to withdraw or modify the Company Board  Recommendation in a manner adverse to Parent or Acquisition Sub shall be adopted or proposed.

                (b)  Notwithstanding  anything  to  the  contrary  contained  in
Section 1.2(a),  at any time prior to the acceptance of shares of Company Common
Stock pursuant to the Offer, the Company Board  Recommendation  may be withdrawn or  modified  in a manner  adverse  to Parent  and  Acquisition  Sub if:  (i) an unsolicited,  bona fide written offer to purchase all of the outstanding  shares of Company Common Stock or all or  substantially  all of the Company's assets is made to the Company and is not withdrawn;  (ii) the Company provides Parent with at least three business days prior notice of any meeting of the Company's  Board of  Directors  at which such Board of  Directors  will  consider  and  determine whether such offer is a Superior  Offer;  (iii) the Company's Board of Directors
determines in good faith that such offer  constitutes a Superior Offer; (iv) the
Company's Board of Directors  determines in good faith,  after having taken into account the advice of the  Company's  outside legal  counsel,  that, in light of such  Superior  Offer,  the  withdrawal  or  modification  of the Company  Board
Recommendation  is required in order for the  Company's  Board of  Directors  to comply  with its  fiduciary  obligations  to the  Company's  stockholders  under applicable  law;  (v) the  Company  Board  Recommendation  is not  withdrawn  or modified in a manner  adverse to Parent at any time within three  business  days after  Parent  receives  written  notice  from the Company  confirming  that the
Company's Board of Directors has determined that such offer is a Superior Offer;
and (vi) neither the Company nor any of its Representatives  shall have breached or taken any action inconsistent with any of the provisions set forth in Section
5.3.

                (c) As  promptly  as  practicable  on the day that the  Offer is commenced,  the Company  shall file with the SEC and  disseminate  to holders of shares of Company  Common Stock,  in each case as and to the extent  required by applicable federal securities laws, a  Solicitation/Recommendation  Statement on
Schedule 14D-9 (together with any exhibits,  amendments or supplements  thereto, the "SCHEDULE 14D-9") that, subject to Section 1.2(b), shall reflect the Company
Board Recommendation.  The Company agrees that it shall cause the Schedule 14D-9 to comply  in all  material  respects  with the  Exchange  Act and the rules and regulations  thereunder and other applicable laws (except that the Company shall have no  obligation  with  respect  to any  information  in the  Schedule  14D-9 supplied by Parent or Acquisition Sub or their Representatives in writing). Each of Parent,  Acquisition  Sub and the Company  agrees to respond  promptly to any comments  of the SEC or its staff and to  promptly  to correct  any  information provided  by it for use in the  Schedule  14D-9 if and to the  extent  that such information shall have become false or misleading in any material  respect,  and the Company  further  agrees to take all steps  necessary  to cause the Schedule
14D-9 as so corrected to be filed with the SEC and to be disseminated to holders of shares of Company Common Stock, in each case as and to the extent required by applicable  federal  securities  laws.  Parent  and its  counsel  shall be given reasonable  opportunity  to review  and  comment on the  Schedule  14D-9 and any amendment  thereto prior to the filing  thereof with the SEC. The Company agrees to provide  Parent and its counsel  with any comments the Company or its counsel may  receive  from the SEC or its  staff  with  respect  to the  Schedule  14D-9 promptly after receipt of such comments.

                (d) The Company shall promptly furnish Parent with a list of its stockholders,  mailing  labels  and  any  available  listing  or  computer  file containing  the names and  addresses of all record  holders of shares of Company
Common Stock and lists of securities positions of shares of Company Common Stock held in stock depositories,  in each case true and correct as of the most recent practicable  date,  and shall  provide  to Parent  such  additional  information
(including updated lists of stockholders, mailing labels and lists of securities positions)  and such  other  assistance  as Parent  may  reasonably  request  in connection  with the Offer.  Parent and  Acquisition  Sub and their agents shall hold in confidence the  information  contained in any such labels,  listings and files,  shall use such  information  only in  connection  with the Offer and the

Merger and, if this Agreement shall be terminated, shall, upon request, deliver, and shall use their reasonable efforts to cause their agents to deliver,  to the
Company  (or  destroy)  all  copies  and any  extracts  or  summaries  from such information then in their possession or control.

            1.3 DIRECTORS.

                (a) Effective  upon the acceptance of and payment for at least a majority of the outstanding  Shares pursuant to the Offer (the "OFFER ACCEPTANCE
TIME"),  Parent shall be entitled to designate a majority of the total number of directors on the Company's Board of Directors  (giving effect to the election of any additional  directors pursuant to this Section).  The Company shall take all action  necessary to cause Parent's  designees to be elected or appointed to the
Company's Board of Directors,  including  increasing the number of directors and seeking and accepting resignations of incumbent directors.  At such time, to the extent requested by Parent, the Company shall also cause individuals  designated by Parent to  constitute  at least the same  percentage  (rounded up to the next whole  number)  on (i)  each  committee  of the  Board  and (ii)  each  Board of
Directors of each Subsidiary of the Company (and each committee  thereof) as the number of directors  designated by Parent  represents on the Company's  Board of
Directors;  provided that if Parent and/or  Acquisition Sub acquires 85% or more of the shares of the Company  Common  Stock  outstanding  then  Parent  shall be entitled to  designate  all members of (i) each  committee of the Board and (ii)
each Board of Directors of each  Subsidiary  of the Company (and each  committee thereof). Notwithstanding the provisions of this Section 1.3, the parties hereto shall use their respective reasonable efforts to ensure that at least one of the members of the  Company's  Board of Directors  shall,  at all times prior to the
Effective Time (as hereinafter  defined), be a director of the Company who was a director of the Company on the date hereof (the "CONTINUING DIRECTOR"), provided that if no Continuing  Director shall remain for any reason, the other directors of the Company  then in office shall  designate  one person to fill such vacancy who is not an  officer  or  employee  or  affiliate  of the  Company,  Parent or
Acquisition Sub or any of their  respective  affiliates and such person shall be deemed to be a Continuing Director for all purposes of this Agreement.

                (b) The Company's  obligations to appoint Parent's  designees to the  Company's  Board of  Directors  shall be subject  to  Section  14(f) of the
Exchange Act and Rule 14f-1 promulgated  thereunder.  The Company shall promptly take all actions,  and shall include in the Schedule 14D-9 such information with respect to the Company and its officers and directors, as Section 14(f) and Rule
14f-1 require in order to fulfill its obligations under this Section, so long as
Parent  shall have  provided  to the Company on a timely  basis the  information referred to in the  following  sentence.  Parent  shall supply to the Company in writing and be solely responsible for any information with respect to itself and its nominees,  officers,  directors and affiliates required by Section 14(f) and
Rule 14f-1.

                (c) Following the election or appointment of Parent's  designees pursuant  to Section  1.3(a) and until the  Effective  Time,  the  approval of a majority of the  Continuing  Directors  shall be required to authorize (and such authorization  shall  constitute  the  authorization  of the Company's  Board of
Directors  and no other action on the part of the Company,  including any action by any other  director  of the  Company,  shall be required  to  authorize)  any termination  of this  Agreement by the Company,  any amendment of this Agreement requiring action by the Company's Board of Directors,  any extension of time for performance of any obligation or action  hereunder by Parent or Acquisition Sub, any waiver of compliance  with any of the  agreements  or  conditions  contained herein for the  benefit of the  Company,  any  consent or action by the Board of
Directors of the Company hereunder and any other action of the Company hereunder which  adversely  affects the holders of shares of Company  Common  Stock (other than  Parent or  Acquisition  Sub);  provided  that,  if there is no  Continuing
Director,  such actions may be effected by majority  vote of the active Board of
Directors.

            SECTION 2. MERGER TRANSACTION

            2.1 MERGER OF ACQUISITION  SUB INTO THE COMPANY.  Upon the terms and subject to the conditions set forth in this  Agreement,  at the Effective  Time, the Company and Parent shall  consummate  the Merger,  whereby  Acquisition  Sub shall be  merged  with  and into the  Company,  and the  separate  existence  of
Acquisition  Sub  shall  cease.  The  Company  will  continue  as the  Surviving
Corporation.

            2.2 EFFECT OF THE  MERGER.  The Merger  shall have the  effects  set forth in this Agreement and in the applicable provisions of the DGCL.

            2.3 closing;  effective  time. The  consummation  of the Merger (the
"CLOSING") shall take place at the offices of Parent at 9333 Balboa Avenue,  San
Diego,  CA 92123,  at 10:00 a.m. local time on a date to be designated by Parent
(the "CLOSING DATE"),  which shall be no later than the third business day after the  satisfaction  or  waiver  of the  last to be  satisfied  or  waived  of the conditions  set forth in Section 7 (other  than those  conditions  that by their nature are to be satisfied at the Closing,  but subject to the  satisfaction  or waiver of such  conditions).  Subject to the  provisions  of this  Agreement,  a certificate of merger  satisfying the applicable  requirements of the DGCL shall be duly executed by the Company and, concurrently with or as soon as practicable following  the  Closing,  delivered  to the  Secretary  of State of the State of
Delaware for filing. The Merger shall become effective upon the date and time of the filing of such  certificate  of merger  with the  Secretary  of State of the
State of Delaware (the "EFFECTIVE TIME").

            2.4 CERTIFICATE OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS.
Unless otherwise determined by Parent prior to the Effective Time:

                 (a)  the   Certificate  of   Incorporation   of  the  Surviving
            Corporation  shall be amended  and  restated  immediately  after the
            Effective Time to conform to EXHIBIT B;

                 (b) the Bylaws of the  Surviving  Corporation  shall be amended and  restated as of the  Effective  Time to conform to the Bylaws of
            Acquisition  Sub as in  effect  immediately  prior to the  Effective
            Time; and

                 (c) the  directors  and officers of the  Surviving  Corporation immediately  after  the  Effective  Time  shall  be  the  respective individuals  who are  directors  and  officers  of  Acquisition  Sub immediately prior to the Effective Time.

            2.5 CONVERSION OF SHARES.

                (a) At the  Effective  Time, by virtue of the Merger and without any further  action on the part of Parent,  Acquisition  Sub, the Company or any stockholder of the Company:

                    (i) any  shares of  Company  Common  Stock  then held by the
        Company or any wholly  owned  Subsidiary  of the Company (or held in the
        Company's  treasury)  shall be  canceled  and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

                    (ii) any shares of Company Common Stock then held by Parent,
        Acquisition Sub or any other wholly owned  Subsidiary of Parent shall be canceled  and  retired and shall  cease to exist,  and no  consideration shall be delivered in exchange therefor;

                    (iii)  except as provided in clauses  "(i)" and "(ii)" above and subject to Section  2.5(b),  each share of Company Common Stock then outstanding  (other than any Dissenting  Shares, as defined below) shall be converted into the right to receive the Per Share Amount (the "Merger
        Consideration"), without interest;

                    (iv) each  share of the common  stock,  $0.001 par value per share, of Acquisition Sub then  outstanding  shall be converted into one share of common stock of the Surviving Corporation; and

                    (v)  all  then   outstanding   Company   Options   shall  be
        terminated.

                (b) If,  between the date of this  Agreement  and the  Effective
Time,  the  outstanding  shares  of  Company  Common  Stock are  changed  into a different  number or class of shares by reason of any stock  split,  division or subdivision of shares,  stock dividend,  reverse stock split,  consolidation  of shares,  reclassification,  recapitalization or other similar transaction,  then the Merger Consideration shall be appropriately adjusted.

            2.6 SURRENDER OF CERTIFICATES; STOCK TRANSFER BOOKS.

                (a) Prior to the Effective  Time,  Parent shall designate a bank or trust  company  reasonably  acceptable  to the  Company  to act as agent (the
"PAYING AGENT") for the holders of shares of Company Common Stock to receive the funds to which holders of such shares shall become entitled  pursuant to Section
2.5.  Such funds  shall be  invested  by the  Paying  Agent as  directed  by the
Surviving Corporation.

                (b) Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each Person who was, at the Effective Time, a holder of record of shares of Company  Common  Stock  entitled  to  receive  the Merger
Consideration  pursuant  to Section 2.5 a form of letter of  transmittal  (which shall specify that delivery shall be effected, and risk of loss and title to the certificates  evidencing such shares (the "CERTIFICATES")  shall pass, only upon proper delivery of the  Certificates to the Paying Agent) and  instructions  for use in effecting  the surrender of the  Certificates  pursuant to such letter of transmittal. Upon surrender to the Paying Agent of a Certificate,  together with such letter of  transmittal,  duly completed and validly  executed in accordance with the  instructions  thereto,  and such other  documents  as may be  required pursuant to such instructions,  the holder of such Certificate shall be entitled to receive in  exchange  therefor  the  Merger  Consideration  for each share of
Company  Common  Stock  formerly   evidenced  by  such  Certificate,   and  such
Certificate  shall then be canceled.  No interest shall accrue or be paid on the
Merger  Consideration  payable  upon the  surrender of any  Certificate  for the benefit of the holder of such  Certificate.  If the payment  equal to the Merger
Consideration  is to be made to a Person other than the Person in whose name the surrendered  Certificate  formerly  evidencing shares of Company Common Stock is registered on the stock transfer  books of the Company,  it shall be a condition of payment that the  Certificate  so surrendered  shall be endorsed  properly or otherwise  be in proper form for transfer  and that the Person  requesting  such payment shall have paid all transfer and other similar Taxes  required by reason of the payment of the Merger Consideration to a Person other than the registered holder  of  the  Certificate  surrendered,  or  shall  have  established  to the satisfaction of the Surviving  Corporation that such Taxes either have been paid or are not applicable.

                (c) At any time  following  the sixth month after the  Effective
Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds which had been made  available  to the Paying  Agent and not disbursed to holders of shares of Company Common Stock  (including,  without limitation,  all  interest  and other  income  received  by the Paying  Agent in respect of all funds made available to it), and, thereafter,  such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat and other similar laws) only as general  creditors  thereof with respect to any  Merger  Consideration  that may be  payable  upon due  surrender  of the
Certificates held by them. Notwithstanding the foregoing,  neither the Surviving
Corporation  nor the  Paying  Agent  shall be liable to any holder of a share of
Company Common Stock for any Merger  Consideration  delivered in respect of such share to a public official pursuant to any abandoned property,  escheat or other similar law.

                (d) At the close of business on the day of the  Effective  Time, the stock  transfer  books of the Company  with respect to the shares of Company
Common  Stock  shall  be  closed  and  thereafter  there  shall  be  no  further registration  of transfers  of shares of Company  Common Stock on the records of the Company. From and after the Effective Time, the holders of shares of Company
Common Stock outstanding  immediately prior to the Effective Time shall cease to have any rights with respect to such shares except as otherwise  provided herein or by applicable law.

                (e) The Surviving Corporation,  Parent and Acquisition Sub shall be  entitled  to deduct and  withhold  (or cause the Paying  Agent to deduct and withhold)  from the  Merger  Consideration  payable  to any  holder of shares of
Company  Common  Stock or Company  Options such amounts as it is required by any
Legal  Requirement  to deduct and withhold with respect to Taxes.  To the extent that amounts are so withheld,  such  withheld  amounts  shall be treated for all purposes  of this  Agreement  as having been paid to the holder of the shares of
Company  Common Stock or Company  Options in respect of which such deduction and withholding was made.

            2.7  APPRAISAL  RIGHTS.  If the Merger is  effectuated  pursuant  to
Section 253 of the DGCL, shares of Company Common Stock outstanding  immediately prior to the  Effective  Time and held by a holder who is entitled to demand and properly demands appraisal for such shares of Company Common Stock in accordance with the DGCL (the "DISSENTING SHARES") shall not be converted into the right to receive Parent Common Stock, unless such holder fails to perfect or withdraws or otherwise loses his or her right to appraisal.  If after the Effective Time such holder (a "DISSENTING  STOCKHOLDER")  fails to perfect or withdraws or loses his or her right to  appraisal,  each such share of Company  Common  Stock  shall be treated as if it had been  converted  as of the  Effective  Time into a right to receive the Merger Consideration  without any interest thereon (less any amounts entitled to be deducted or  withheld  pursuant to Section  2.6(e)).  The Company shall give  Parent  prompt  notice of any  demands  received  by the Company for appraisal of shares of Company Common Stock,  and Parent shall have the right to participate in all  negotiations  and proceedings  with respect to such demands.
The Company  shall not,  without the prior written  consent of Parent,  make any payment with respect to, or settle or offer to settle, any such demands.

            2.8 FURTHER  ACTION.  If, at any time after the Effective  Time, any further  action is reasonably  determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full  right,  title and  possession  of and to all rights and  property  of
Acquisition  Sub and the Company,  the officers and  directors of the  Surviving
Corporation  and Parent shall be fully  authorized  (in the name of  Acquisition
Sub, in the name of the Company and otherwise) to take such action.

            SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to Parent and Acquisition Sub as follows:

            3.1 SUBSIDIARIES; DUE ORGANIZATION; ETC.

                (a) The Company has no Subsidiaries, except for the corporations identified in Part 3.1(a)(i) of the Company Disclosure Schedule; and neither the
Company nor any of the other  corporations  identified in Part  3.1(a)(i) of the
Company Disclosure Schedule owns any capital stock of, or any equity interest of any nature in, any other  Entity,  other than the  Entities  identified  in Part
3.1(a)(ii) of the Company Disclosure Schedule. None of the Acquired Corporations
has agreed or is obligated to make,  or is bound by any Contract  under which it may become obligated to make, any future  investment in or capital  contribution to any other Entity.  None of the Acquired  Corporations  has, at any time since
July 1, 1999, or, to the best of the Company's  knowledge,  at any time prior to
July 1, 1999, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership,  limited partnership or other Entity.

                (b) Each of the  Acquired  Corporations  is a  corporation  duly organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction of its incorporation and has all necessary power and authority: (i)
to conduct its business in the manner in which its  business is currently  being conducted;  (ii) to own and use its assets in the manner in which its assets are currently  owned  and used;  and  (iii) to  perform  its  obligations  under all
Contracts by which it is bound.

                (c)  Each  of  the  Acquired  Corporations  is  qualified  to do business as a foreign  corporation,  and is in good standing,  under the laws of all jurisdictions  where the nature of its business requires such qualification, except where the failure to have such  governmental  approvals would not, either individually or in the aggregate, have a Material Adverse Effect.

            3.2  CERTIFICATE  OF  INCORPORATION  AND  BYLAWS.  The  Company  has
delivered  to  Parent  accurate  and  complete  copies  of  the  certificate  of incorporation,  bylaws and other  charter and  organizational  documents  of the respective Acquired Corporations, including all amendments thereto.

            3.3 CAPITALIZATION, ETC.

                (a) The authorized capital stock of the Company consists of: (i)
20,000,000  shares of Company Common Stock, of which 7,908,022  shares have been issued and are outstanding as of the date of this Agreement;  and (ii) 1,000,000 shares of  Preferred  Stock,  $.10 par value per share,  of which no shares have been issued or are  outstanding.  Except as set forth in Part  3.3(a)(i)  of the
Company Disclosure Schedule, the Company does not hold any shares of its capital stock in its treasury.  All of the  outstanding  shares of Company  Common Stock
have  been  duly  authorized  and  validly  issued,   and  are  fully  paid  and
nonassessable.  There are no shares of Company  Common  Stock held by any of the other  Acquired  Corporations.  Except  as set forth in Part  3.3(a)(ii)  of the
Company  Disclosure  Schedule:  (i) none of the  outstanding  shares of  Company
Common  Stock  is  entitled  or  subject  to  any  preemptive  right,  right  of participation,  right of  maintenance  or any  similar  right;  (ii) none of the outstanding  shares of  Company  Common  Stock is  subject to any right of first refusal in favor of the  Company;  and (iii)  there is no  Acquired  Corporation
Contract  relating to the voting or  registration  of, or restricting any Person from purchasing,  selling,  pledging or otherwise  disposing of (or granting any option or similar  right with respect to), any shares of Company  Common  Stock.
None of the Acquired  Corporations is under any  obligation,  or is bound by any
Contract  pursuant to which it may become  obligated,  to repurchase,  redeem or otherwise acquire any outstanding shares of Company Common Stock.

                (b) As of the date of this  Agreement:  (i) 0 shares of  Company
Common  Stock are subject to  issuance  pursuant  to stock  options  granted and outstanding under the Company's Director Equity  Compensation Plan; (ii) 350,500
shares of Company Common Stock are subject to issuance pursuant to stock options granted and outstanding  under the Company's 1998 Stock  Incentive  Plan;  (iii)
66,000 shares of Company Common Stock are subject to issuance  pursuant to stock options granted and outstanding under the Company's 1986 Stock Option Plan; (iv)
92,000 shares of Company Common Stock are subject to issuance  pursuant to stock options granted and outstanding  under the Company's 1991 Stock Option Plan; and
(v) 354,172  shares of Company  Common Stock are  reserved  for future  issuance pursuant to the Company's 2002 Employee  Stock Purchase Plan (the "ESPP").  Part
3.3(b) of the Company Disclosure  Schedule sets forth the following  information with  respect  to  each  Company  Option  outstanding  as of the  date  of  this
Agreement:  (i) the  particular  plan (if any)  pursuant  to which such  Company
Option was granted; (ii) the name of the optionee; (iii) the number of shares of
Company Common Stock subject to such Company Option;  (iv) the exercise price of such Company Option; (v) the date on which such Company Option was granted; (vi)
the applicable vesting schedule,  and the extent to which such Company Option is vested and  exercisable  as of the date of this  Agreement;  (vii)  whether  the

                                       10

vesting  and/or  exercisability  of such  Company  Option  shall  accelerate  in connection with the transactions  contemplated by this Agreement; and (viii) the date on which such Company Option  expires.  The Company has delivered to Parent accurate and complete  copies of all stock option plans pursuant to which any of the Acquired  Corporations has ever granted stock options,  and the forms of all stock option agreements evidencing such options.

                (c) Except as set forth in Part 3.3(b) of the Company Disclosure
Schedule,  there is no: (i) outstanding  subscription,  option, call, warrant or right  (whether  or not  currently  exercisable)  to  acquire  any shares of the capital  stock or other  securities  of any of the Acquired  Corporations;  (ii)
outstanding security, instrument or obligation that is or may become convertible into or exchangeable  for any shares of the capital stock or other securities of any of the Acquired Corporations; (iii) stockholder rights plan (or similar plan commonly  referred  to as a "poison  pill") or  Contract  under which any of the
Acquired  Corporations is or may become obligated to sell or otherwise issue any shares  of its  capital  stock or any other  securities;  or (iv)  condition  or circumstance  that may give rise to or  provide a basis for the  assertion  of a claim by any Person to the effect  that such  Person is  entitled  to acquire or receive any shares of capital  stock or other  securities of any of the Acquired
Corporations.

                (d) All  outstanding  shares of Company  Common  Stock,  Company options,  warrants and other securities of the Acquired  Corporations  have been issued and granted in material  compliance  with (i) all  applicable  securities laws and other  applicable  Legal  Requirements,  and (ii) all  requirements set forth in applicable Contracts.

                (e) All of the  outstanding  shares of capital  stock of each of the Company's  Subsidiaries  have been duly authorized and validly  issued,  are fully paid and  nonassessable  and free of preemptive  rights,  with no personal liability attaching to the ownership thereof,  and are owned beneficially and of record by the Company, free and clear of any Encumbrances.

            3.4 SEC FILINGS; FINANCIAL STATEMENTS.

                (a) The  Company  has  delivered  or made  available  to  Parent accurate and complete copies of all  registration  statements,  proxy statements and other statements, reports, schedules, forms and other documents filed by the
Company  with the SEC since  June 30,  2000,  and all  amendments  thereto  (the
"COMPANY SEC DOCUMENTS").  All statements,  reports,  schedules, forms and other documents  required to have been filed by the Company  with the SEC have been so filed on a timely basis. None of the Company's  Subsidiaries is required to file any  documents  with the SEC.  As of the time it was filed with the SEC (or,  if amended or superseded by a filing prior to the date of this  Agreement,  then on the date of such filing):  (i) each of the Company SEC Documents complied in all material respects with the applicable  requirements of the Securities Act or the
Exchange  Act  (as  the  case  may  be)  including,   without  limitation,   the
requirements  as to  certifications  of the Company SEC Documents as required by the  Sarbanes-Oxley  Act of 2002  (the  "SARBANES-OXLEY  ACT") and the rules and regulations promulgated by the SEC thereunder;  and (ii) none of the Company SEC
Documents  contained any untrue statement of a material fact or omitted to state

                                       11

a material fact required to be stated  therein or necessary in order to make the statements  therein,  in the light of the  circumstances  under  which they were made, not misleading.

                (b) The  financial  statements  (including  any  related  notes)
contained in the Company SEC Documents:  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto;
(ii) were prepared in accordance with generally accepted  accounting  principles
("GAAP") applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such  financial  statements  or, in the case of unaudited statements,  as permitted by Form 10-Q of the SEC, and except that the unaudited  financial  statements  may not contain  footnotes  and are subject to normal and recurring year-end adjustments that will not,  individually or in the aggregate,  be material in amount),  and (iii) fairly  present the  consolidated financial  position of the Company and its  consolidated  subsidiaries as of the respective  dates thereof and the  consolidated  results of operations  and cash flows of the Company and its  consolidated  subsidiaries for the periods covered thereby.

                (c) The  Company  has in  place  the  "disclosure  controls  and procedures"  (as defined in Rules  13a-15(e)  and 15d-15(e) of the Exchange Act)
required in order for the Chief  Executive  Officer and Principal  Financial and
Accounting Officer of the Company to engage in the review and evaluation process mandated by the Exchange Act in connection with the Company's preparation of the
Company SEC Documents.  The Company's  "disclosure  controls and procedures" are reasonably designed to ensure that all material  information (both financial and non-financial)  required to be  disclosed  by the Company in the reports that it files or submits under the Exchange Act is recorded,  processed,  summarized and reported  within the time  periods  specified in the rules and forms of the SEC, and that all such material  information is accumulated  and  communicated to the
Company's management as appropriate to allow timely decisions regarding required disclosure and to make the  certifications  of the Chief  Executive  Officer and
Principal  Financial and  Accounting  Officer of the Company  required under the
Exchange Act with respect to such reports.

                (d) Except as set forth in Part 3.4(d) of the Company Disclosure
Schedule,  the  Company  has in place  internal  controls  that are  designed to provide reasonable  assurance  regarding the reliability of financial  reporting and the preparation of financial  statements in accordance with GAAP,  including policies and procedures  that: (i) pertain to the maintenance of records that in
reasonable   detail   accurately  and  fairly  reflect  the   transactions   and
dispositions  of the assets of the Company and its  Subsidiaries;  (ii)  provide reasonable  assurance  that  transactions  are  recorded as  necessary to permit preparation of financial  statements in accordance  with GAAP, and that receipts and  expenditures  of the  Company and its  Subsidiaries  are being made only in accordance with  authorization of management and the advisors of the Company and
its  Subsidiaries,   as  applicable;  and  (iii)  provide  reasonable  assurance regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the assets of the Company or its  Subsidiaries  that could have a material effect on the financial statements.

                (e)  At  all  times   following  the   effective   date  of  the
Sarbanes-Oxley  Act of 2002,  the Audit  Committee  of the Company has taken all actions  that it has  been  required  to take  pursuant  to,  and has  otherwise complied  in all  material  respects  with,  the  applicable  provisions  of the
Sarbanes-Oxley Act and rules and regulations of the SEC and the AMEX.

                                       12

                (f) The  stock  trading  policy  of the  Company  applicable  to trading in Company Common Stock by insiders of the Company provides for blackout periods that prohibit  transactions  in Company Common Stock by insiders  during applicable Company pension plan blackout periods.

            3.5 ABSENCE OF CHANGES.  Between March 31, 2003 and the date of this
Agreement, other than as set forth in the Company Disclosure Schedule:

                 (a)  there  has not been any  Material  Adverse  Effect  on the
            Acquired Corporations, and no event has occurred or circumstance has arisen that, in combination with any other events or  circumstances, could  reasonably be expected to have a Material  Adverse  Effect on the Acquired Corporations;

                 (b)there has not been any material loss,  damage or destruction to, or any material interruption in the use of, any of the assets of any  of  the  Acquired  Corporations  (whether  or  not  covered  by insurance)  that has had or could  reasonably  be expected to have a
            Material Adverse Effect on the Acquired Corporations;

                 (c)  none  of  the  Acquired  Corporations  has  (i)  declared,
            accrued,   set  aside  or  paid  any  dividend  or  made  any  other
            distribution  in respect of any  shares of  capital  stock,  or (ii)
            repurchased,  redeemed or otherwise reacquired any shares of capital stock or other securities;

                 (d) none of the  Acquired  Corporations  has  sold,  issued  or granted,  or  authorized  the issuance of, (i) any capital  stock or other  security  (except for Company  Common  Stock  issued upon the valid exercise of  outstanding  Company  Options),  (ii) any option, warrant or right to acquire any capital stock or any other  security
            (except for Company Options identified in Part 3.3(b) of the Company
            Disclosure  Schedule),  or (iii) any instrument  convertible into or exchangeable for any capital stock or other security;

                 (e) the  Company  has not  amended  or waived any of its rights under,  or permitted  the  acceleration  of vesting  under,  (i) any provision  of any of the  Company's  stock  option  plans,  (ii) any provision of any Contract evidencing any outstanding Company Option, or (iii) any restricted stock purchase agreement;

                 (f)  there  has  been  no  amendment  to  the   certificate  of
            incorporation,  bylaws or other charter or organizational  documents of  any of the  Acquired  Corporations,  and  none  of the  Acquired
            Corporations   has   effected   or  been  a  party  to  any  merger,
            consolidation,     share     exchange,     business     combination,
            recapitalization,  reclassification of shares,  stock split, reverse stock split or similar transaction;

                 (g) none of the Acquired  Corporations has received any written
            Acquisition Proposal;

                 (h) none of the Acquired Corporations has formed any Subsidiary or  acquired  any equity  interest  or other  interest  in any other
            Entity;

                                       13

                 (i) none of the  Acquired  Corporations  has  made any  capital expenditure which, when added to all other capital expenditures made on behalf of the Acquired  Corporations  between  March 31, 2003 and the date of this Agreement, exceeds $100,000 in the aggregate;

                 (j) except in the ordinary  course of business  and  consistent with  past  practices,  none of the  Acquired  Corporations  has (i)
            entered into or  permitted  any of the assets owned or used by it to become bound by any Material  Contract (as defined in Section 3.10), or (ii)  amended  or  terminated,  or waived any  material  right or remedy under, any Material Contract;

                 (k) none of the Acquired Corporations has (i) acquired,  leased or licensed  any  material  right or other  material  asset from any other  Person,  (ii)  sold or  otherwise  disposed  of, or leased or licensed,  any material  right or other  material asset to any other
            Person, or (iii) waived or relinquished any right, except for rights or other  assets  acquired,  leased,  licensed or disposed of in the ordinary course of business and consistent with past practices;

                 (l)  none  of the  Acquired  Corporations  has  written  off as uncollectible, or established any extraordinary reserve with respect to,  any  account  receivable  or other  indebtedness  in  excess of
            $25,000, individually or in the aggregate;

                 (m) none of the  Acquired  Corporations  has made any pledge of any of its assets or otherwise permitted any of its assets to become subject to any Encumbrance,  except for pledges of immaterial assets made in the  ordinary  course of business and  consistent  with past practices;

                 (n) none of the Acquired Corporations has (i) lent money to any
            Person, or (ii) incurred or guaranteed any indebtedness for borrowed money;

                 (o)  none  of  the  Acquired   Corporations  has  (i)  adopted,
            established  or  entered  into any  Employee  Plan,  (ii)  caused or permitted any Employee  Plan to be amended in any material  respect, or (iii)  paid  any  bonus or made  any  profit-sharing  or  similar payment to, or materially increased the amount of the wages, salary, commissions,  fringe benefits or other  compensation or remuneration payable to, any of its directors, officers or employees;

                 (p) none of the  Acquired  Corporations  has changed any of its methods  of  accounting  or  accounting  practices  in any  material respect;

                 (q) none of the Acquired Corporations has made any material Tax election;

                 (r) none of the Acquired  Corporations has commenced or settled any Legal Proceeding;

                                       14

                 (s) none of the  Acquired  Corporations  has  entered  into any transaction  or taken  any  other  action  that  has  had,  or could reasonably  be expected to have,  a Material  Adverse  Effect on the
            Acquired Corporations;

                 (t) none of the  Acquired  Corporations  has  entered  into any material  transaction or taken any other material action outside the ordinary course of business or inconsistent with past practices; and

                 (u) none of the Acquired  Corporations  has agreed or committed to take any of the  actions  referred  to in clauses  "(c)"  through
            "(t)" above.

            3.6 TITLE TO ASSETS.  The Acquired  Corporations  own, and have good and valid title to, all assets purported to be owned by them, including: (i) all assets  reflected on the Balance Sheet  (except for inventory  sold or otherwise disposed of in the  ordinary  course of  business  since the date of the Balance
Sheet);  and (ii) all other  assets  reflected  in the books and  records of the
Acquired Corporations as being owned by the Acquired  Corporations.  All of said
assets  are  owned  by  the  Acquired   Corporations   free  and  clear  of  any
Encumbrances,  except for (1) any lien for current taxes not yet due and payable and (2) minor liens that have arisen in the ordinary course of business and that do not (in any case or in the  aggregate)  materially  detract from the value of the assets  subject  thereto or materially  impair the  operations of any of the
Acquired Corporations.

            3.7 RECEIVABLES; CUSTOMERS; INVENTORIES.

                (a) Except as set forth in Part 3.7(a) of the Company Disclosure
Schedule,   all  existing  accounts  receivable  of  the  Acquired  Corporations
(including  those accounts  receivable  reflected on the Balance Sheet that have not yet been  collected  and those  accounts  receivable  that have arisen since
March 31, 2003 and have not yet been collected) (a) represent valid  obligations of customers of the Acquired  Corporations  arising from bona fide  transactions entered  into in the ordinary  course of  business,  (b) are current and, to the best of the Company's knowledge, will be collected in full when due, without any counterclaim or set off (net of an allowance for doubtful accounts not to exceed
$25,000 in the aggregate).

                (b) Part 3.7(b) of the Company  Disclosure  Schedule contains an accurate  and  complete  list as of the date of this  Agreement of all loans and advances made by any of the Acquired  Corporations  to any  employee,  director, consultant or independent contractor, other than routine travel advances made to employees in the ordinary course of business.

                (c) Part 3.7(c) of the Company  Disclosure  Schedule  accurately identifies,  and  provides an accurate  and  complete  breakdown of the revenues received  from,  each customer or other Person that  accounted for (i) more than
15% of the  consolidated  gross  revenues of the  Acquired  Corporations  in the fiscal year ended June 30, 2003, or (ii) more than 15% of the consolidated gross revenues of the Acquired Corporations in the fiscal quarter ended June 30, 2003.
The Company has not  received any notice or other  communication  (in writing or otherwise),  and has not received  any other  information,  indicating  that any customer or other  Person  identified  in Part 3.7(c) of the Company  Disclosure
Schedule may cease dealing with any of the Acquired Corporations or, to the best

                                       15

knowledge  of the Company,  may  otherwise  reduce in any  material  respect the volume  of  business  transacted  by  such  Person  with  any  of  the  Acquired
Corporations below historical levels.

                (d) The inventory of the Acquired Corporations  reflected on the
Acquired Corporations'  consolidated balance sheet as of March 31, 2003 that was filed by the Company with the SEC prior to the date of this Agreement as part of its Form 10-Q for its fiscal quarter ended March 31, 2003 (the "BALANCE  SHEET")
was, and the current  inventory (the  "INVENTORY") of the Acquired  Corporations is, in usable and saleable  condition in the ordinary course of business and, in the case of inventory  reflected on such  Balance  Sheet,  at an amount not less than the amounts  carried  therein.  The finished goods,  work in progress,  raw materials and other  materials and supplies  included in such Inventory are of a standard which is not lower than the generally  accepted standard  prevailing in the industries in which the business of each Acquired Corporation forms a part.

            3.8 REAL  PROPERTY;  EQUIPMENT;  LEASEHOLD.  All  material  items of equipment  and  other  tangible  assets  owned  by or  leased  to  the  Acquired
Corporations  are  adequate  for the uses to which  they are being  put,  are in working order (ordinary wear and tear excepted) and are adequate for the conduct of the  business  of the  Acquired  Corporations  in the  manner  in which  such business is currently being conducted. None of the Acquired Corporations own any real property or any interest in real  property,  except for: (i) the leaseholds created  under the real  property  leases  identified  in Part  3.8(a)(i) of the
Company Disclosure  Schedule;  and (ii) the land described in Part 3.8(a)(ii) of the Company Disclosure Schedule to which the Company has good and marketable fee title and  which is owned by the  Company  free and  clear of any  Encumbrances, except for the Encumbrances identified in Part 3.8(ii) of the Company Disclosure
Schedule.

            3.9 PROPRIETARY ASSETS.

                (a) Part  3.9(a)(i)  of the  Company  Disclosure  Schedule  sets forth,  with  respect to each  Proprietary  Asset  owned by any of the  Acquired
Corporations  and  registered  with  any  Governmental  Body  or  for  which  an application  has been  filed  with any  Governmental  Body and the  names of the jurisdictions  covered  by the  applicable  registration  or  application.  Part
3.9(a)(ii) of the Company Disclosure  Schedule identifies each Proprietary Asset owned by any of the  Acquired  Corporations  that is material to the business of the Acquired  Corporations.  Part 3.9(a)(iii) of the Company Disclosure Schedule
identifies,  and identifies any ongoing annual royalty or payment obligations in excess of $10,000 per fiscal year with respect to, each  Proprietary  Asset that is licensed or otherwise made available to any of the Acquired  Corporations  by any Person and is material to the business of the Acquired  Corporations (except for any Proprietary Asset that is licensed to any Acquired Corporation under any third party software license generally available to the public),  and identifies the Contract under which such  Proprietary  Asset is being licensed or otherwise made available to such Acquired Corporation. The Acquired Corporations have good and valid title to all of the Acquired Corporation Proprietary Assets identified or required to be  identified in Parts  3.9(a)(i) and  3.9(a)(ii) of the Company
Disclosure Schedule, free and clear of all Encumbrances, except for (i) any lien for current taxes not yet due and payable, and (ii) minor liens that have arisen in the  ordinary  course of  business  and that do not  (individually  or in the aggregate)  materially  detract  from  the  value  of the  Acquired  Corporation

                                       16

Proprietary Assets subject thereto or materially impair the operations of any of the Acquired Corporations.  The Acquired Corporations have a valid right to use, license  and  otherwise  exploit  all  Proprietary  Assets  identified  in  Part
3.9(a)(iii)  of the  Company  Disclosure  Schedule.  Except as set forth in Part
3.9(a)(iv) of the Company Disclosure Schedule, none of the Acquired Corporations has developed jointly with any other Person any Acquired Corporation Proprietary
Asset that is material to the  business of the  Acquired  Corporations  and with respect to which such other  Person has any rights.  Except as set forth in Part
3.9(a)(v) of the Company Disclosure  Schedule,  there is no Acquired Corporation
Contract  (with  the  exception  of end  user  license  agreements  in the  form previously  delivered by the Company to Parent) pursuant to which any Person has any right (whether or not currently  exercisable)  to use,  license or otherwise exploit any Acquired Corporation Proprietary Asset.

                (b) The Acquired Corporations have taken reasonable measures and precautions  to protect and maintain the  confidentiality,  secrecy and value of
all  material   Acquired   Corporation   Proprietary   Assets  (except  Acquired
Corporation  Proprietary  Assets whose value would be unimpaired by disclosure).
Without  limiting the generality of the  foregoing,  except as set forth in Part
3.9(b) of the Company Disclosure  Schedule,  (i) each current or former employee of any Acquired  Corporation  who is or was involved in, or who has  contributed to, the creation or development of any material Acquired Corporation Proprietary
Asset has  executed  and  delivered to such  Acquired  Corporation  an agreement
(containing no exceptions to or exclusions  from the scope of its coverage) that is substantially identical to the form of the Company's Confidential Information and  Invention  Assignment  Agreement  previously  delivered  by the  Company to
Parent,  and (ii) each current and former consultant and independent  contractor to any Acquired  Corporation  who is or was involved in, or who has  contributed to, the creation or development of any material Acquired Corporation Proprietary
Asset has  executed  and  delivered to such  Acquired  Corporation  an agreement
(containing no exceptions to or exclusions  from the scope of its coverage) that is substantially  identical to the form of the Company's Consultant Confidential
Information and Invention  Assignment  Agreement previously delivered to Parent.
No current or former employee,  officer,  director,  stockholder,  consultant or independent  contractor  has any right,  claim or interest in or with respect to any Acquired Corporation Proprietary Asset.

                (c) To the best of the  Company's  knowledge:  (i) all  patents,
trademarks,   service  marks  and  copyrights   held  by  any  of  the  Acquired
Corporations  are valid,  enforceable and subsisting;  (ii) none of the Acquired
Corporation  Proprietary Assets and no Proprietary Asset that is currently being developed  by any of the  Acquired  Corporations  (either  by itself or with any other Person) infringes, misappropriates or conflicts with any Proprietary Asset owned  or  used by any  other  Person;  (iii)  none  of the  products,  systems,
software,   computer  programs,  source  code,  models,   algorithms,   formula,
compounds,  inventions,  designs,  technology,  proprietary rights or intangible assets that is or has been designed, created, developed, assembled, manufactured or sold by any of the Acquired  Corporations is infringing,  misappropriating or making any unlawful or unauthorized  use of any Proprietary  Asset owned or used by any  other  Person,  and none of such  products  has at any  time  infringed, misappropriated  or made any  unlawful or  unauthorized  use of any  Proprietary
Asset owned or used by any other Person; (iv) none of the Acquired  Corporations has received any notice or other  communication (in writing or otherwise) of any
actual,  alleged,  possible  or  potential  infringement,   misappropriation  or
unlawful  or  unauthorized  use of, any  Proprietary  Asset owned or used by any

                                       17

other Person; and (v) no other Person is infringing,  misappropriating or making any unlawful or unauthorized  use of, and no Proprietary  Asset owned or used by any other Person infringes or conflicts with, any material Acquired  Corporation
Proprietary Asset.

                (d) The Acquired  Corporation  Proprietary Assets constitute all the Proprietary Assets necessary to enable the Acquired  Corporations to conduct their  business  in the  manner  in which  such  business  has been and is being conducted.  Except  as set  forth  in  Part  3.9(d)  of the  Company  Disclosure
Schedule, none of the Acquired Corporations has (i) licensed any of the material
Acquired Corporation  Proprietary Assets to any Person on an exclusive basis, or
(ii) entered into any covenant not to compete or Contract limiting or purporting to limit the ability of any Acquired  Corporation  to exploit fully any material
Acquired Corporation Proprietary Assets or to transact business in any market or geographical area or with any Person.

                (e)  Except  as set  forth  in  Part  3.9(e)(i)  of the  Company
Disclosure  Schedule,  none  of  the  Acquired  Corporations  has  disclosed  or delivered to any Person,  or permitted the  disclosure or delivery to any escrow agent or other  Person,  of any Acquired  Corporation  Source Code. No event has occurred,  and no circumstance or condition exists, that (with or without notice or lapse of time)  will,  or could  reasonably  be  expected  to,  result in the disclosure or delivery to any Person of any Acquired  Corporation Source Code or
the release from any escrow of any other Acquired Corporation Proprietary Asset.
Part  3.9(e)(ii) of the Company  Disclosure  Schedule  identifies  each Contract pursuant to which the Company has  deposited  or is required to deposit  with an escrowholder  or any other Person of any Acquired  Corporation  Source Code, and further describes whether the execution of this Agreement or the consummation of any of the  transactions  contemplated  hereby could  reasonably  be expected to result in the release or disclosure of any Acquired  Corporation  Source Code or the release from any escrow of any other Acquired Corporation Proprietary Asset.

                (f) To the best of the Company's knowledge,  except with respect to demonstration or trial copies, no product, system, program or software module designed,  developed,  sold,  licensed or otherwise made available by any of the
Acquired  Corporations  to any Person  contains  any "back  door,"  "time bomb,"
"Trojan horse," "worm," "drop dead device,"  "virus" or other software  routines or hardware  components  designed to permit unauthorized access or to disable or erase software, hardware or data without the consent of the user.

            3.10 CONTRACTS.

                (a) Part 3.10(a) of the Company Disclosure  Schedule  identifies each Acquired  Corporation Contract that constitutes a "Material Contract." (For purposes of this Agreement,  each of the following shall be deemed to constitute a "MATERIAL CONTRACT":

                    (i) any Contract (A) relating to the  employment  of, or the performance of services by, any director,  employee or  consultant,  (B)
        pursuant  to which any of the  Acquired  Corporations  is or may  become obligated to make any severance, termination or similar payment (whether or not in cash) to any current or former  employee or  director,  or (C)
        pursuant  to which any of the  Acquired  Corporations  is or may  become obligated  to make any bonus or similar  payment  (other  than  payments

                                       18

        constituting base salary) in excess of $25,000  individually or $100,000 in the aggregate to any current or former employee or director;

                    (ii) any  Contract  relating to the  acquisition,  transfer, development, sharing or license of any Proprietary Asset (except for any
        Contract  pursuant to which (A) any Proprietary Asset is licensed to the
        Acquired  Corporations  under any third party software license generally available to the public, or (B) any Proprietary Asset is licensed by any of the Acquired Corporations to any Person on a non-exclusive basis);

                    (iii) any Contract that provides for  indemnification of any officer, director, employee or agent;

                    (iv) any Contract  imposing any  restriction on the right or ability  of any  Acquired  Corporation  (A) to  compete  with any  other
        Person,  (B) to acquire any product or other asset or any services  from any  other  Person,  (C) to  solicit,  hire or retain  any  Person as an employee,  consultant or independent  contractor,  (D) to develop, sell, supply,  distribute,  offer,  support  or  service  any  product  or any technology  or other  asset to or for any other  Person,  (E) to perform services for any other  Person,  or (F) to transact  business or deal in any other manner with any other Person;

                    (v) any Contract  (other than Contracts  evidencing  Company
        Options)   (A)   relating   to  the   acquisition,   issuance,   voting,
        registration,  sale or transfer of any  securities,  (B)  providing  any
        Person  with any  preemptive  right,  right of  participation,  right of maintenance  or similar  right with  respect to any  securities,  or (C)
        providing  any of the  Acquired  Corporations  with  any  right of first refusal  with  respect  to,  or  right  to  repurchase  or  redeem,  any securities;

                    (vi) any Contract incorporating or relating to any guaranty, any  warranty  or  any  indemnity  or  similar  obligation,  except  for
        Contracts  substantially  identical  to the  standard  forms of end-user licenses  previously  delivered  by the Company to Parent and  Contracts pursuant  to which  the  potential  liability  associated  with any such guaranty, warranty, indemnity or similar obligation could not reasonably be expected to exceed $25,000;

                    (vii) any Contract relating to any currency hedging;

                    (viii)  any  Contract   (A)  imposing  any   confidentiality
        obligation on any of the Acquired Corporations or on any other Person or
        (B) containing "standstill" or similar provisions;

                    (ix) any  Contract (A) to which any  Governmental  Body is a
        party  or  under  which  any   Governmental   Body  has  any  rights  or
        obligations,  or (B) directly or indirectly  benefiting any Governmental
        Body (including any  subcontract or other Contract  between any Acquired
        Corporation  and any  contractor or  subcontractor  to any  Governmental
        Body),  except for  Contracts  that do not  contemplate  or involve  the receipt, payment or delivery of cash or other consideration in an amount

                                       19

        or  having  a  value  in  excess  of  $25,000  in the  aggregate  or the performance of services by or for an Acquired Corporation having a value in excess of $25,000 in the aggregate;

                    (x)  any  Contract   requiring  that  any  of  the  Acquired
        Corporations  give any notice or provide any  information  to any Person prior to  considering or accepting any  Acquisition  Proposal or similar
        proposal,  or  prior  to  entering  into  any  discussions,   agreement,
        arrangement or understanding relating to any Acquisition  Transaction or similar transaction;

                    (xi) any  Contract  that has a term of more than 60 days and that may not be terminated by an Acquired  Corporation (without penalty)
        within  60 days  after  the  delivery  of a  termination  notice by such
        Acquired Corporation;

                    (xii)  any  Contract  that   contemplates  or  involves  the
        receipt, payment or delivery of cash or other consideration in an amount
        or  having  a  value  in  excess  of  $100,000  in  the  aggregate,   or
        contemplates  or  involves  the  performance  of  services  by or for an
        Acquired  Corporation  having  a value  in  excess  of  $100,000  in the aggregate; and

                    (xiii)  any other  Contract,  if a breach  of such  Contract could  reasonably be expected to have a Material  Adverse  Effect on the
        Acquired Corporations.)

The  Company  has  delivered  to Parent an accurate  and  complete  copy of each
Acquired  Corporation  Contract that constitutes a Material  Contract,  with the exception of any Acquired  Corporation  Contracts that are fully completed as to performance but not formally closed per government regulation,  copies of which, in their current form, have been delivered (or which are specifically identified in Part  3.10(a) of the Company  Disclosure  Schedule  and will be  delivered no later than 15 days after the date of this Agreement) by the Company to Parent.

                (b) To  the  best  of the  Company's  knowledge,  each  Acquired
Corporation  Contract that constitutes a Material  Contract is valid and in full force and effect,  and is enforceable in accordance  with its terms,  subject to
(i) laws of general  application  relating  to  bankruptcy,  insolvency  and the relief  of  debtors,  and (ii)  rules  of law  governing  specific  performance, injunctive relief and other equitable remedies.

                (c)  Except  as  set  forth  in  Part  3.10(c)  of  the  Company
Disclosure  Schedule:  (i) none of the  Acquired  Corporations  has  violated or breached,  or committed any default under,  any Acquired  Corporation  Contract, except for  violations,  breaches and  defaults  that have not had and could not reasonably  be  expected  to have a  Material  Adverse  Effect  on the  Acquired
Corporations;  and, to the best of the Company's knowledge,  no other Person has violated or breached,  or committed any default under, any Acquired  Corporation
Contract,  except for  violations,  breaches and defaults  that have not had and would not  reasonably  be  expected  to have a  Material  Adverse  Effect on the
Acquired Corporations; (ii) to the best of the Company's knowledge, no event has occurred,  and no circumstance or condition exists, that (with or without notice or lapse of time) could  reasonably  be expected to (A) result in a violation or breach of any of the provisions of any Acquired Corporation  Contract,  (B) give any  Person  the right to declare a default  or  exercise  any remedy  under any

                                       20

Acquired  Corporation  Contract,  (C) give any  Person  the right to  receive or require a rebate,  chargeback,  penalty or change in delivery schedule under any
Acquired Corporation  Contract,  (D) give any Person the right to accelerate the maturity or performance of any Acquired Corporation Contract,  (E) result in the disclosure,  release or delivery of any Acquired Corporation Source Code, or (F)
give  any  Person  the  right  to  cancel,  terminate  or  modify  any  Acquired
Corporation  Contract,  except  in each  such  case for  defaults,  acceleration rights,  termination  rights  and other  rights  that have not had and could not reasonably  be  expected  to have a  Material  Adverse  Effect  on the  Acquired
Corporations;  and (iii) since June 30, 2000, none of the Acquired  Corporations has received any notice or other communication  regarding any actual or possible violation or breach of, or default  under,  any Acquired  Corporation  Contract, except in each such case for defaults,  violations or breaches that have not had and would not  reasonably be expected to have a Material  Adverse  Effect on the
Acquired Corporations.

                (d) Since July 1, 1999,  except as set forth in Part  3.10(d) of the Company Disclosure Schedule:

                    (i) the Acquired  Corporations  have not had any  unresolved determination  of  noncompliance,  entered  into  any  consent  order or undertaken any internal investigation relating directly or indirectly to any Government Contract or Government Bid;

                    (ii) the Acquired Corporations have complied in all material respects  with all Legal  Requirements  with  respect to all  Government
        Contracts and Government Bids;

                    (iii) to the best of the Company's  knowledge,  the Acquired
        Corporations  have  not,  in  obtaining  or  performing  any  Government
        Contract,  violated  (A) the  Truth  in  Negotiations  Act of  1962,  as
        amended,  (B) the Service  Contract  Act of 1963,  as  amended,  (C) the
        Contract  Disputes  Act of 1978,  as amended,  (D) the Office of Federal
        Procurement  Policy  Act,  as  amended,   (E)  the  Federal  Acquisition
        Regulations (the "FAR") or any applicable agency supplement thereto, (F)
        the Cost  Accounting  Standards,  (G) the National  Industrial  Security
        Program Operating Manual, (H) the Defense Industrial Security Regulation
        (DOD 5220.22-R) or any related  security  regulations,  or (I) any other applicable procurement law or regulation or other Legal Requirement;

                    (iv) all facts set forth in or  acknowledged by any Acquired
        Corporation in any certification, representation or disclosure statement submitted by any  Acquired  Corporation  with respect to any  Government
        Contract or Government  Bid were  current,  accurate and complete in all material respects as of the date of submission;

                    (v) none of the  Acquired  Corporations  nor, to the best of the Company's  knowledge,  any of their  respective  employees have been disbarred or suspended from doing business with any  Governmental  Body, and, to the Acquired  Corporations'  best  knowledge,  no  circumstances exist that would  warrant the  institution  of debarment  or  suspension proceedings  against any  Acquired  Corporation  or any  employee of any
        Acquired Corporation;

                                       21

                    (vi)  no  negative  determinations  of  responsibility,   as
        contemplated in Part 9 of the FAR (Contractor Qualifications), have been
        issued  against  any  Acquired   Corporation  in  connection   with  any
        Government Contract or Government Bid;

                    (vii) no direct or indirect  costs  incurred by any Acquired
        Corporation   have  been   disallowed  as  a  result  of  a  finding  or
        determination  of any  kind by any  Governmental  Body  other  than as a result of audits by Governmental Bodies;

                    (viii) no  Governmental  Body,  and no prime  contractor  or high-tier  subcontractor of any  Governmental  Body, has withheld or set off, or, to the best of the Company's knowledge,  threatened to withhold or set  off,  any  amount  due to any  Acquired  Corporation  under  any
        Government Contract;

                    (ix)  there  are not and have  not been any  irregularities, misstatements  or  omissions  relating  to any  Government  Contract  or
        Government  Bid  that  have  led to or,  to the  best  of the  Company's
        knowledge,   could   reasonably   be   expected   to  lead  to  (A)  any
        administrative, civil, criminal or other investigation, Legal Proceeding or  indictment  involving  any  Acquired  Corporation  or any  of  their employees,  (B) the  disallowance  of any costs submitted for payment by any Acquired Corporation,  (C) the recoupment of any payments previously made to any  Acquired  Corporation,  (D) a  finding  or claim of  fraud, defective  pricing,  mischarging or improper payments on the part of any
        Acquired Corporation,  or (E) the assessment of any penalties or damages of any kind against any Acquired Corporation, which penalties or damages could,  individually or in the aggregate, have a Material Adverse Effect on the Acquired Corporations;

                    (x)  there  is not any (A)  outstanding  claim  against  any
        Acquired  Corporation by, or dispute involving any Acquired  Corporation with,  any  prime  contractor,  subcontractor,  vendor  or other  Person arising under or relating to the award or  performance of any Government
        Contract, (B) fact known by any Acquired Corporation upon which any such claim could reasonably be expected to be based or which may give rise to any such dispute, or (C) to the best of the Company's  knowledge,  final decision of any Government Body against any Acquired Corporation;

                    (xi) no Acquired Corporation is undergoing,  and no Acquired
        Corporation has undergone,  any audit, and, to the best knowledge of the
        Acquired  Corporations,  there is no impending  audit,  arising under or relating to any  Government  Contract  (other than normal routine audits conducted in the ordinary course of business);

                    (xii) no Acquired  Corporation  is subject to any  financing arrangement or assignment of proceeds with respect to the performance of any Government Contract;

                    (xiii) no payment has been made by any Acquired  Corporation or, to the Acquired Corporations' best knowledge,  by a Person acting on any Acquired  Corporation's behalf to any Person (other than to any bona fide  employee  or agent (as  defined in subpart  3.4 of the FAR) of any
        Acquired  Corporation)  which is or was contingent upon the award of any

                                       22

        Government  Contract or which would  otherwise  be in  violation  of any applicable procurement law or regulation or any other Legal Requirement;

                    (xiv) each Acquired  Corporation's cost accounting system is in material compliance with applicable  regulations and other applicable
        Legal Requirements, and has not been determined by any Governmental Body not to be in compliance with any Legal Requirement;

                    (xv) each Acquired  Corporation has complied in all material respects with all applicable  regulations  and other Legal  Requirements and,  to the  best  of the  Company's  knowledge,  with  all  applicable contractual  requirements  relating  to  the  placement  of  legends  or restrictive  markings on  technical  data,  computer  software and other
        Acquired Corporation Proprietary Assets;

                    (xvi)  in each  case in which an  Acquired  Corporation  has delivered or otherwise provided any technical data, computer software or
        Acquired  Corporation  Proprietary  Asset  to any  Governmental  Body in
        connection with any Government  Contract,  such Acquired Corporation has marked such technical data,  computer  software or Acquired  Corporation
        Proprietary   Asset  with  all  markings  and  legends   (including  any
        "restricted  rights" legend and any "government  purpose license rights"
        legend) necessary (under the FAR or other applicable Legal Requirements)
        to ensure that no  Governmental  Body or other Person is able to acquire any  unlimited  rights with  respect to such  technical  data,  computer software or Acquired Corporation Proprietary Asset, except where failure to do so has not had and will not have a Material  Adverse Effect on any
        Acquired Corporation;

                    (xvii)  no  Acquired   Corporation   has  made  any  written
        disclosure to any Governmental Body pursuant to any voluntary disclosure agreement;

                    (xviii) each Acquired Corporation has reached agreement with the  cognizant  government  representatives  approving and "closing" all indirect  costs charged to Government  Contracts for fiscal 1997,  1998,
        1999 and 2000, and those years are closed;

                    (xix) no Government  Contract period of performance has been shortened as a result of award term provisions;

                    (xx)  there  is no  overhead  rate  ceiling  on any  current
        Government  Contract,  and there is no  profit  impact  associated  with overhead rate ceilings on prior completed Government Contracts;

                    (xxi) there are no  Government  Contracts  with  performance bonds;

                    (xxii) the Acquired  Corporations are not currently  parties to, or the makers of, any Government  Contracts or Government  Bids that include forward pricing bidding and billing rates; and

                                       23

                    (xxiii)  each  Acquired  Corporation  is not and will not be required  to make any  filings  with or give notice to, or to obtain any
        Consent from,  any  Governmental  Body under or in  connection  with any
        Government Contract or Government Bid as a result of or by virtue of (A)
        the  execution,  delivery of performance of this Agreement or any of the other agreements referred to in this Agreement,  or (B) the consummation of the  Merger or any of the  other  transactions  contemplated  by this
        Agreement.

            3.11 SALE OF PRODUCTS; PERFORMANCE OF SERVICES.

                 (a)  Except  as set  forth  in  Part  3.11(a)  of  the  Company
Disclosure  Schedule,  to the best of the  Company's  knowledge,  each  product,
system,  program,   Proprietary  Asset  or  other  asset  designed,   developed,
manufactured,  assembled, sold, installed,  repaired, licensed or otherwise made available by any of the Acquired  Corporations to any Person:  (i) conformed and complied  in all  material  respects  with the  terms  and  requirements  of any
applicable   warranty  or  other   Contract  and  with  all   applicable   Legal
Requirements; and (ii) was free of any bug, virus, design defect or other defect or deficiency at the time it was sold or otherwise  made  available,  other than any  immaterial  bug or  similar  defect  that has not had and would not have an adverse  effect,  in any material  respect,  on such product,  system,  program,
Acquired  Corporation  Proprietary  Asset or other  asset (or the  operation  or performance  thereof).  Part 3.11(a) of the Company Disclosure Schedule contains an accurate and complete copy of the most recent "bug list" with respect to each
product,   system,   program  or  software   module  of  each  of  the  Acquired
Corporations.

                 (b)   All   installation   services,    programming   services,
integration services, repair services,  maintenance services,  support services, training services,  upgrade services and other services that have been performed by the Acquired  Corporations were performed properly and in conformity with the terms and requirements of all applicable warranties and other Contracts and with all applicable Legal Requirements.

                 (c)  Except  as set  forth  in  Part  3.11(c)  of  the  Company
Disclosure  Schedule,  since June 30,  2000,  no  customer  or other  Person has asserted in writing or, to the best of the  Company's  knowledge,  threatened to assert any claim  against any of the  Acquired  Corporations  (i) under or based upon any warranty provided by or on behalf of any of the Acquired  Corporations, or (ii) based upon any services performed by any of the Acquired Corporations.

            3.12 LIABILITIES. None of the Acquired Corporations has any accrued, contingent  or other  liabilities  of any nature,  either  matured or unmatured, except for: (a) liabilities  identified as such in the  "liabilities"  column of the Balance Sheet; (b) normal and recurring  current  liabilities that have been incurred by the  Acquired  Corporations  since  March 31,  2003 in the  ordinary course of business  and  consistent  with past  practices;  and (c)  liabilities described in Part 3.12 of the Company Disclosure Schedule.

            3.13  COMPLIANCE  WITH  LEGAL  REQUIREMENTS.  Each  of the  Acquired
Corporations is, and has at all times since June 30, 2000 been, in compliance in all material  respects with all applicable  Legal  Requirements.  Since June 30,
2000,  none of the  Acquired  Corporations  has  received  any  notice  or other

                                       24

communication from any Governmental Body or other Person regarding any actual or possible violation of, or failure to comply with, any Legal Requirement.

            3.14 CERTAIN BUSINESS PRACTICES.  None of the Acquired Corporations,
and (to the best of the knowledge of the Company) no director, officer, agent or employee  of any of the  Acquired  Corporations,  has (i)  used  any  funds  for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political  activity,  (ii) made any  unlawful  payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated  any  provision of the Foreign  Corrupt  Practices  Act of
1977, as amended, or (iii) made any other unlawful payment.

            3.15 GOVERNMENTAL AUTHORIZATIONS.

                 (a)   The   Acquired   Corporations   hold   all   Governmental
Authorizations  necessary to enable the Acquired  Corporations  to conduct their respective businesses in the manner in which such businesses are currently being conducted, except where the failure to hold such Governmental Authorizations has not had and would not  reasonably be expected to have a Material  Adverse Effect on the Acquired Corporations.  To the best of the Company's knowledge,  all such
Governmental  Authorizations  are  valid  and in full  force  and  effect.  Each
Acquired  Corporation  is,  and at all times  since June 30,  2000 has been,  in substantial  compliance  with the terms and  requirements  of such  Governmental
Authorizations,  except where the failure to be in compliance with the terms and requirements  of such  Governmental  Authorizations  has not had and  would  not reasonably  be  expected  to have a  Material  Adverse  Effect  on the  Acquired
Corporations.  Since  June  30,  2000,  none of the  Acquired  Corporations  has received any notice or other  communication from any Governmental Body regarding
(a) any actual or  possible  violation  of or failure to comply with any term or requirement  of any material  Governmental  Authorization,  or (b) any actual or
possible  revocation,  withdrawal,  suspension,  cancellation,   termination  or
modification of any material  Governmental  Authorization.  No Governmental Body has at any time  challenged in a writing  delivered to the Company or any of its
Subsidiaries  the  right  of  any  of  the  Acquired   Corporations  to  design,
manufacture, offer or sell any of its respective products or services.

                 (b) Part 3.15(b) of the Company  Disclosure  Schedule describes the terms of each grant,  incentive or subsidy  provided or made available to or for the  benefit  of any of the  Acquired  Corporations  by any U.S.  or foreign
Governmental  Body or otherwise.  Each of the Acquired  Corporations  is in full compliance with all of the terms and  requirements of each grant,  incentive and subsidy  identified  or required to be identified in Part 3.15(b) of the Company
Disclosure  Schedule.  Neither the  execution,  delivery or  performance of this
Agreement,  nor the consummation of the Merger or any of the other  transactions contemplated by this  Agreement,  will (with or without notice or lapse of time)
give any Person the right to revoke,  withdraw,  suspend,  cancel,  terminate or modify any grant,  incentive or subsidy  identified or required to be identified in Part 3.15(b) of the Company Disclosure Schedule.

                                       25

            3.16 TAX MATTERS.

                 (a)  Each of the Tax  Returns  required  to be  filed  by or on behalf of the respective  Acquired  Corporations with any Governmental Body with respect  to any  taxable  period  ending  on or  before  the  Closing  Date (the
"ACQUIRED  CORPORATION  RETURNS") (i) has been or will be filed on or before the applicable due date  (including  any extensions of such due date),  and (ii) has been,  or will be when filed,  prepared in all material  respects in  compliance with all  applicable  Legal  Requirements.  All  amounts  shown on the  Acquired
Corporation Returns to be due on or before the Closing Date have been or will be paid on or before the Closing Date.

                 (b) The Balance Sheet fully  accrues all actual and  contingent liabilities  for Taxes with  respect to all  periods  through  March 31, 2003 in accordance with GAAP. Each Acquired Corporation will establish,  in the ordinary course of business and consistent with its past practices, reserves adequate for the payment of all Taxes for the period from March 31, 2003  through the Closing
Date.

                 (c)  Except  as set  forth  in  Part  3.16(c)  of  the  Company
Disclosure Schedule,  since July 1, 1999, (i) no Acquired Corporation Return has ever been  examined or audited by any  Governmental  Body;  (ii) no extension or waiver of the limitation  period  applicable to any of the Acquired  Corporation
Returns has been granted (by the Company or any other Person); and (iii) no such extension or waiver has been requested from any Acquired Corporation.

                 (d)  Except  as set  forth  in  Part  3.16(d)  of  the  Company
Disclosure Schedule,  no claim or Legal Proceeding is pending or, to the best of the knowledge of the Company, has been threatened against or with respect to any
Acquired  Corporation  in respect of any material Tax.  There are no unsatisfied liabilities for material Taxes (including liabilities for interest, additions to tax and penalties  thereon and related  expenses)  with respect to any notice of deficiency or similar document received by any Acquired Corporation with respect to any material Tax (other than  liabilities  for Taxes  asserted under any such notice of deficiency or similar document which are being contested in good faith by the Acquired  Corporations  and with respect to which  adequate  reserves for payment  have been  established  on the Balance  Sheet).  There are no liens for material Taxes upon any of the assets of any of the Acquired Corporations except liens  for  current  Taxes  not  yet  due  and  payable.  None  of the  Acquired
Corporations has been, and none of the Acquired  Corporations  will be, required to  include  any  adjustment  in taxable  income for any tax period (or  portion thereof)  pursuant  to  Section  481 or 263A  of the  Code  (or  any  comparable provision  of state or foreign Tax laws) as a result of  transactions  or events occurring,  or accounting  methods employed,  prior to the Closing.  None of the
Acquired  Corporations  has made  any  distribution  of stock of any  controlled corporation, as that term is defined in Code Section 355(a)(1).

                 (e) There is no agreement,  plan, arrangement or other Contract
covering  any  employee  or  independent   contractor  or  former   employee  or
independent  contractor  of any of the Acquired  Corporations  that,  considered individually or considered collectively with any other such Contracts,  will, or could reasonably be expected to, give rise directly or indirectly to the payment of any amount that would not be  deductible  pursuant to Section 280G or Section
162 of the Code (or any comparable  provision  under state or foreign Tax laws).

                                       26

None of the Acquired  Corporations  is, or has ever been, a party to or bound by any tax indemnity agreement,  tax sharing agreement, tax allocation agreement or similar Contract.  None of the Acquired Corporations has any liability for Taxes
of  any  Person  (other  than  another  Acquired   Corporation)  under  Treasury
Regulations  Section  1.1502-6  (or any  similar  provision  of state,  local or foreign law), as a transferee or successor, by contract or otherwise.

            3.17 EMPLOYEE AND LABOR MATTERS; BENEFIT PLANS.

                 (a) Part 3.17(a) of the Company Disclosure  Schedule identifies each Employee Plan. Part 3.17(a) also identifies each Legal Requirement pursuant to which any of the Acquired  Corporations  is required to establish any reserve or make any  contribution  for the  benefit of any  current  or former  employee located in any foreign jurisdiction.

                 (b)  Except  as set  forth  in  Part  3.17(a)  of  the  Company
Disclosure Schedule,  none of the Acquired Corporations  maintains,  sponsors or contributes  to, and none of the  Acquired  Corporations  has at any time in the past maintained, sponsored or contributed to, any Pension Plan.

                 (c)  Except  as set  forth  in  Part  3.17(a)  of  the  Company
Disclosure Schedule,  none of the Acquired Corporations  maintains,  sponsors or contributes to any Welfare Plan.

                 (d)  With  respect  to each  Employee  Plan,  the  Company  has delivered to Parent:  (i) an accurate and complete  copy of such  Employee  Plan
(including  all amendments  thereto);  (ii) an accurate and complete copy of the annual report,  if required under ERISA,  with respect to such Employee Plan for the last two years;  (iii) an  accurate  and  complete  copy of the most  recent summary plan description,  together with each summary of material modifications, if required  under  ERISA,  with  respect to such  Employee  Plan,  (iv) if such
Employee Plan is funded through a trust or any third party funding  vehicle,  an accurate and complete  copy of the trust or other funding  agreement  (including all  amendments  thereto)  and  accurate  and  complete  copies the most  recent financial  statements thereof; (v) accurate and complete copies of all Contracts relating to such Employee Plan, including service provider agreements, insurance
contracts,   minimum  premium  contracts,   stop-loss   agreements,   investment
management   agreements,   subscription   and   participation   agreements   and
recordkeeping  agreements;  and (vi) an accurate and  complete  copy of the most recent  determination  letter  received from the Internal  Revenue  Service with respect to such Employee Plan (if such Employee Plan is intended to be qualified under Section 401(a) of the Code).

                 (e)  None of the  Acquired  Corporations  is or has  ever  been required to be treated as a single  employer with any other Person under Section
4001(b)(1) of ERISA or Section 414(b),  (c), (m) or (o) of the Code,  except for the Acquired  Corporations.  None of the Acquired  Corporations  has ever been a member of an "affiliated  service group" within the meaning of Section 414(m) of the Code.  None of the  Employee  Plans  identified  in the  Company  Disclosure
Schedule  is a  multi-employer  plan  (within  the  meaning of Section  3(37) of
ERISA).  None of the Acquired  Corporations  has ever made a complete or partial withdrawal from a multi-employer  plan, as such term is defined in Section 3(37)
of ERISA,  resulting  in  "withdrawal  liability,"  as such term is  defined  in

                                       27

Section 4201 of ERISA (without regard to subsequent  reduction or waiver of such liability under either Section 4207 or 4208 of ERISA).

                 (f)  None  of  the  Acquired   Corporations  has  any  plan  or
commitment  to create any  Welfare  Plan or any  Pension  Plan,  or to modify or change any  existing  Welfare  Plan or Pension  Plan  (other than to comply with applicable  law) in a manner that would affect any current or former employee or director of any of the Acquired Corporations.

                 (g)  Except  as set  forth  in  Part  3.17(g)  of  the  Company
Disclosure Schedule, no Employee Plan provides death, medical or health benefits
(whether  or not  insured)  with  respect to any  current or former  employee or director of any of the Acquired Corporations after any termination of service of such employee or director  (other than benefit  coverage  mandated by applicable law, including coverage provided pursuant to Section 4980B of the Code).

                 (h) With  respect to any  Employee  Plan  constituting  a group health  plan  within  the  meaning  of  Section  4980B(g)(2)  of the  Code,  the provisions  of COBRA have been  complied  with in all  material  respects.  Part
3.17(h) of the Company  Disclosure  Schedule  describes all  obligations  of the
Acquired  Corporations  as of  the  date  of  this  Agreement  under  any of the provisions of COBRA.

                 (i)  Each  of  the  Employee   Plans  has  been   operated  and
administered  in all  material  respects in  accordance  with its terms and with applicable Legal Requirements,  including ERISA, the Code and applicable foreign
Legal  Requirements.  The  Acquired  Corporations  have  performed  all of their respective obligations under the Employee Plans.

                 (j) Each of the Employee Plans  intended to be qualified  under
Section  401(a) of the Code has received a favorable  determination  letter from the  Internal  Revenue  Service,  and, to the best of the  Company's  knowledge, nothing has occurred that would adversely affect such determination.

                 (k)  Except  as set  forth  in  Part  3.17(k)  of  the  Company
Disclosure  Schedule,  neither the  execution,  delivery or  performance of this
Agreement,  nor the consummation of the Merger or any of the other  transactions contemplated  by this  Agreement,  will result in any bonus,  golden  parachute, severance or other payment or  obligation  to any current or former  employee or director of any of the Acquired  Corporations (whether or not under any Employee
Plan),  or  materially  increase  the  benefits  payable or  provided  under any
Employee Plan, or result in any  acceleration  of the time of payment or vesting of any such  benefits  (other than the  acceleration  of vesting of any unvested
Company Options).

                 (l) Part 3.17(l) of the Company Disclosure  Schedule contains a list of all salaried  employees of each of the Acquired  Corporations  as of the date of this Agreement,  and correctly reflects, in all material respects, their salaries, any other compensation payable to them (including compensation payable pursuant to bonus,  deferred  compensation  or commission  arrangements),  their dates of employment and their positions.  None of the Acquired Corporations is a party to any collective bargaining contract or other Contract with a labor union
involving  any  of  its  employees.   All  of  the  employees  of  the  Acquired
Corporations are "at will" employees.

                                       28

                 (m) Part 3.17(m) of the Company Disclosure  Schedule identifies each employee of any of the Acquired  Corporations who is not fully available to perform  work because of  disability  or other leave and sets forth the basis of such disability or leave and the anticipated date of return to full service.

                 (n) Each of the Acquired  Corporations  is in compliance in all material respects with all applicable Legal  Requirements and Contracts relating to employment,  employment practices, wages, bonuses and terms and conditions of employment, including employee compensation matters.

                 (o)  Each  of the  Acquired  Corporations  has  adequate  labor relations sufficient to conduct its business as presently conducted, and none of the Acquired Corporations has any knowledge of any facts indicating that (i) the consummation of the Merger or any of the other transactions contemplated by this
Agreement will have a material  adverse effect on the labor  relations of any of the Acquired  Corporations or on the ability of any of the Acquired Corporations to conduct its business as presently conducted,  or (ii) any of the employees of any of the Acquired Corporations intends to terminate his or her employment with the Acquired Corporation with which such employee is employed.

            3.18 ENVIRONMENTAL MATTERS.  Except as set forth in Part 3.18 of the
Company  Disclosure  Schedule,  each  of  the  Acquired  Corporations  (i) is in compliance in all material respects with all applicable  Environmental Laws, and
(ii) to the best of the  Company's  knowledge,  possesses  all permits and other
Governmental Authorizations required under applicable Environmental Laws, and is in  compliance  with the  terms and  conditions  thereof.  None of the  Acquired
Corporations received any written notice or other written communication prior to
July 1, 1999 or has  received any notice or other  communication  (in writing or otherwise) since July 1, 1999, whether from a Governmental Body, citizens group, employee or otherwise, that alleges that any of the Acquired Corporations is not in  compliance  with any  Environmental  Law,  and, to the best of the Company's knowledge,  there are no  circumstances  that may prevent or interfere  with the compliance by any of the Acquired Corporations with any Environmental Law in the future. To the best of the Company's knowledge,  (a) all property that is leased to, controlled by or used by any of the Acquired  Corporations,  and all surface water,  groundwater and soil  associated  with or adjacent to such property,  is free of any material environmental  contamination of any nature, (b) none of the property  leased to,  controlled by or used by any of the Acquired  Corporations
contains  any  underground  storage  tanks,  asbestos,   equipment  using  PCBs,
underground  injection wells, and (c) none of the property leased to, controlled by or used by any of the  Acquired  Corporations  contains  any septic  tanks in which process  wastewater or any  Materials of  Environmental  Concern have been disposed of. To the best of the Company's knowledge, no Acquired Corporation has ever sent or  transported,  or arranged to send or  transport,  any Materials of
Environmental  Concern to a site that, pursuant to any applicable  Environmental
Law, (i) has been placed on the "National  Priorities  List" of hazardous  waste sites or any similar state list, (ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity,  or (iii) is  subject  to a Legal  Requirement  to take  "removal"  or

                                       29

"remedial"  action as detailed in any  applicable  Environmental  Law or to make payment for the cost of cleaning up any site.

            3.19  INSURANCE.  The Company has  delivered to Parent a copy of all material  insurance  policies  and all  material  self  insurance  programs  and arrangements  relating to the  business,  assets and  operations of the Acquired
Corporations. Each of such insurance policies is in full force and effect. Since
June 30,  2001,  none of the  Acquired  Corporations  has received any notice or other  communication  regarding  any  actual or  possible  (a)  cancellation  or invalidation of any insurance  policy,  (b) refusal of any coverage or rejection of any material claim under any insurance policy, or (c) material  adjustment in the amount of the premiums payable with respect to any insurance policy.  Except as set  forth  in Part  3.19 of the  Company  Disclosure  Schedule,  there is no pending  workers'  compensation or other claim under or based upon any insurance policy of any of the Acquired Corporations.

            3.20  TRANSACTIONS  WITH  AFFILIATES.  Except  as set  forth  in the
Company SEC  Documents  filed prior to the date of this  Agreement,  between the date of the Company's  last proxy  statement  filed with the SEC and the date of this  Agreement,  no event has occurred that would be required to be reported by the Company  pursuant to Item 404 of Regulation S-K promulgated by the SEC. Part
3.20 of the Company  Disclosure  Schedule  identifies each Person who is (or who may be deemed to be) an "affiliate"  (as that term is used in Rule 144 under the
Securities Act) of the Company as of the date of this Agreement.

            3.21 LEGAL PROCEEDINGS; ORDERS.

                 (a) Except as set forth in Part 3.21 of the Company  Disclosure
Schedule,  there  is no  pending  Legal  Proceeding,  and  (to  the  best of the
Company's  knowledge) no Person has threatened to commence any Legal Proceeding:
(i) that involves any of the Acquired Corporations or any of the assets owned or used by any of the Acquired Corporations;  or (ii) that challenges,  or that may have the effect of preventing, delaying, making illegal or otherwise interfering with,  the  Merger  or  any of  the  other  transactions  contemplated  by  this
Agreement. To the best of the Company's knowledge, no event has occurred, and no claim,  dispute or other condition or circumstance  exists that could reasonably be  expected  to, give rise to or serve as a basis for the  commencement  of any such Legal Proceeding.

                 (b) There is no order, writ, injunction,  judgment or decree to which any of the  Acquired  Corporations,  or any of the assets owned or used by any of the  Acquired  Corporations,  is  subject.  To the best of the  Company's knowledge,  no officer or key  employee of any of the Acquired  Corporations  is subject to any order, writ,  injunction,  judgment or decree that prohibits such officer or other employee from engaging in or continuing  any conduct,  activity or practice relating to the business of any of the Acquired Corporations.

            3.22 AUTHORITY;  INAPPLICABILITY OF ANTI-TAKEOVER STATUTES;  BINDING
NATURE OF  AGREEMENT.  The Company has full right,  power and authority to enter into and to perform its obligations under this Agreement. The Board of Directors of the Company (at a meeting duly called and held) has (a) by the unanimous vote of all  directors  of the  Company,  determined  that  this  Agreement  and  the transactions  contemplated hereby,  including the Offer and the Merger, are fair to and in the best  interests of the  Company's  stockholders,  (b) by unanimous

                                       30

vote of all  directors of the Company,  approved and adopted this  Agreement and the transactions  contemplated  hereby,  including the Offer and the Merger,  in accordance  with the  requirements  of the DGCL,  (c) by  unanimous  vote of all directors of the Company,  declared  that this  Agreement is  advisable,  (d) by unanimous  vote of all  directors  of the Company,  resolved to  recommend  that stockholders  of the Company accept the Offer and tender their shares of Company
Common  Stock  pursuant  to the Offer and adopt this  Agreement  and approve the
Merger and (e) to the extent  necessary,  by unanimous vote adopted a resolution having the effect of causing the Company not to be subject to any state takeover law or similar Legal Requirement that might otherwise apply to the Merger or any of the  other  transactions  contemplated  by  this  Agreement.  This  Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application  relating to bankruptcy,  insolvency and the relief of debtors,  and
(ii) rules of law governing  specific  performance,  injunctive relief and other equitable remedies. Prior to the execution of the Stockholder Tender Agreements, the Board of Directors of the Company approved the Stockholder Tender Agreements and the transactions  contemplated thereby. No state takeover statute or similar
Legal Requirement  applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated hereby.

            3.23 SECTION 203 OF THE DGCL NOT  APPLICABLE.  As of the date hereof and at all times on or prior to the  Effective  Time,  the Board of Directors of the Company has and will take all actions so that the restrictions applicable to business  combinations  contained  in Section 203 of the DGCL are,  and will be, inapplicable to the execution, delivery and performance of this Agreement and to
the  consummation  of  the  Offer,   the  Merger  and  the  other   transactions
contemplated by this Agreement.

            3.24 NO  DISCUSSIONS.  None  of the  Acquired  Corporations,  and no
Representative  of any of the  Acquired  Corporations,  is engaged,  directly or indirectly, in any discussions or negotiations with any other Person relating to any  Acquisition  Proposal or any inquiry or  indication  of interest that could lead to an Acquisition Proposal.

            3.25 INTENT TO TENDER;  VOTE REQUIRED.  The Company has been advised that all of its  directors and executive  officers and each  stockholder  of the
Company  having  representation  on the Company's  Board of Directors  presently intend to tender their shares of Company  Common Stock pursuant to the Offer and shall concurrently  enter into the Stockholder  Tender Agreements.  The Required
Company  Stockholder Vote, if required under applicable law, is the only vote of the holders of any class or series of the Company's  capital stock  necessary to adopt  this  Agreement,  approve  the  Merger  or  consummate  any of the  other transactions contemplated by this Agreement.

            3.26  NON-CONTRAVENTION;   CONSENTS.   Neither  (1)  the  execution,
delivery or  performance  of this  Agreement,  nor (2) the  consummation  by the
Company of the Offer, the Merger or any of the other  transactions  contemplated by this Agreement,  will directly or indirectly (with or without notice or lapse of time):

                 (a)  contravene,  conflict with or result in a violation of (i)
any of the provisions of the articles or certificate of incorporation, bylaws or other charter or organizational  documents of any of the Acquired  Corporations, or (ii) any resolution  adopted by the  stockholders,  the Board of Directors or any committee of the Board of Directors of any of the Acquired Corporations;

                                       31

                 (b)  contravene,  conflict with or result in a violation of, or give any Governmental  Body or other Person the right to challenge the Merger or any of the other transactions  contemplated by this Agreement or to exercise any remedy or obtain any relief under,  any Legal  Requirement  or any order,  writ, injunction, judgment or decree to which any of the Acquired Corporations, or any of the assets owned or used by any of the Acquired Corporations, is subject;

                 (c)  contravene,  conflict with or result in a violation of any of the  terms or  requirements  of, or give any  Governmental  Body the right to revoke,  withdraw,  suspend,  cancel,  terminate  or  modify,  any  Governmental
Authorization that is held by any of the Acquired Corporations or that otherwise relates to the  business of any of the  Acquired  Corporations  or to any of the
assets owned or used by any of the Acquired Corporations;

                 (d)  except  as set  forth  in  Part  3.26(d)  of  the  Company
Disclosure  Schedule,  contravene,  conflict  with or result in a  violation  or breach  of,  or  result  in a  default  under,  any  provision  of any  Acquired
Corporation  Contract that constitutes a Material  Contract,  or give any Person the  right to (i)  declare a  default  or  exercise  any  remedy  under any such
Acquired Corporation Contract, (ii) a rebate,  chargeback,  penalty or change in delivery schedule under any such Acquired Corporation Contract, (iii) accelerate the maturity or performance of any such Acquired Corporation  Contract,  or (iv)
cancel, terminate or modify any term of such Acquired Corporation Contract;

                 (e) result in the  imposition  or creation  of any  Encumbrance upon  or  with  respect  to any  asset  owned  or  used  by any of the  Acquired
Corporations  (except  for minor  liens  that  will  not,  in any case or in the aggregate,  materially  detract from the value of the assets subject  thereto or materially impair the operations of any of the Acquired Corporations); or

                 (f) result in, or increase the likelihood of, the disclosure or delivery to any escrowholder or other Person of any Acquired  Corporation Source
Code, or the transfer of any material asset of any of the Acquired  Corporations to any Person.

Except  as may be  required  by the  Exchange  Act,  the DGCL and the  rules and regulations of the SEC and AMEX,  none of the Acquired  Corporations  was, is or will be required to make any filing with or give any notice to, or to obtain any
Consent  from,  any Person in  connection  with (x) the  execution,  delivery or performance of this  Agreement by the Company,  or (y) the  consummation  by the
Company of the Offer, the Merger or any of the other  transactions  contemplated by this Agreement.

            3.27 FAIRNESS OPINION. The Company's Board of Directors has received the written opinion of Imperial Capital,  LLC, financial advisor to the Company, dated the date of this  Agreement,  to the effect  that the Per Share  Amount is fair to the  stockholders  of the Company  from a financial  point of view.  The
Company has furnished an accurate and complete  copy of said written  opinion to
Parent.

                                       32

            3.28 FINANCIAL ADVISOR. Except for Imperial Capital, LLC, no broker, finder or investment banker is entitled to any brokerage,  finder's or other fee or  commission  in  connection  with the  Offer,  the Merger or any of the other transactions  contemplated by this Agreement based upon  arrangements made by or on  behalf  of  any  of the  Acquired  Corporations.  The  total  of  all  fees, commissions  and other  amounts  that have been paid by the  Company to Imperial
Capital, LLC and all fees, commissions and other amounts that may become payable to  Imperial  Capital,  LLC by the  Company  if the  Offer  and  the  Merger  is
consummated  will not exceed  $634,993.  The  Company  has  furnished  to Parent accurate  and  complete  copies of all  agreements  under  which any such  fees, commissions  or other  amounts  have been  paid or may  become  payable  and all indemnification  and other  agreements  related to the  engagement  of  Imperial
Capital, LLC.

            3.29 FULL DISCLOSURE.

                 (a) This Agreement  (including the Company Disclosure Schedule)
does not, and the certificate  referred to in paragraph (f) of ANNEX I will not,
(i)  contain  any  representation,  warranty  or  information  that is  false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations,  warranties and information contained  and  to be  contained  herein  and  therein  (in  the  light  of  the circumstances under which such representations,  warranties and information were or will be made or provided) not false or misleading.

                 (b) None of the  information  to be supplied by or on behalf of the Company for inclusion in the Offer  Documents or the Schedule 14D-9 will, at the  time  the  Offer  Documents  and  the  Schedule  14D-9  are  mailed  to the stockholders  of the Company or at any time between the time the Offer Documents and the  Schedule  14D-9 are mailed to the  stockholders  of the Company and the acceptance of shares of Company Common Stock pursuant to the Offer,  contain any untrue  statement of a material fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances  under which they are made, not misleading.  None of the  information  to be supplied by or on behalf of the Company for inclusion in the Proxy  Statement  will, at the time the Proxy  Statement is mailed to the stockholders of the Company or at the time of the Company  Stockholders' Meeting
(or any adjournment or postponement thereof),  contain any untrue statement of a material fact or omit to state any material  fact required to be stated  therein or  necessary  in order  to make the  statements  therein,  in the  light of the circumstances  under which they are made, not  misleading.  The Proxy  Statement will  comply as to form in all  material  respects  with the  provisions  of the
Exchange Act and the rules and regulations promulgated by the SEC thereunder.

            SECTION 4.  REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION
SUB

            Parent and  Acquisition  Sub represent and warrant to the Company as follows:

            4.1  DUE  ORGANIZATION.  Parent  is a  corporation  duly  organized, validly  existing and in good standing  under the laws of the State of Delaware.
Acquisition Sub is a corporation  duly organized,  validly  existing and in good standing under the laws of the State of Delaware. Each of Parent and Acquisition
Sub has all necessary  power and  authority:  (a) to conduct its business in the

                                       33

manner in which its business is currently being conducted and (b) to own and use its assets in the manner in which its assets are currently owned and used.

            4.2 AUTHORITY;  BINDING NATURE OF AGREEMENT.  Parent and Acquisition
Sub have full  right,  power and  authority  to execute  and deliver and perform their  obligations  under  this  Agreement;  and  the  execution,  delivery  and performance  by Parent  and  Acquisition  Sub of this  Agreement  have been duly authorized by all necessary action on the part of Parent and Acquisition Sub and their  respective  boards of directors.  This Agreement  constitutes  the legal, valid and binding obligation of Parent and Acquisition Sub,  enforceable against them in accordance  with its terms,  subject to (i) laws of general  application relating to bankruptcy,  insolvency and the relief of debtors, and (ii) rules of law  governing  specific  performance,  injunctive  relief  and other  equitable remedies.

            4.3 NON-CONTRAVENTION;  CONSENTS. Neither the execution and delivery of this Agreement by Parent and Acquisition  Sub nor the  consummation by Parent and  Acquisition Sub of the Offer or the Merger will (a) conflict with or result in any breach of any provision of the certificate of  incorporation or bylaws of
Parent or Acquisition  Sub, (b) result in a default by Parent or Acquisition Sub under any Contract to which Parent or Acquisition Sub is a party, except for any default that has not had and will not have a material  adverse  effect on Parent or  Acquisition  Sub as  applicable,  or (c) result in a violation  by Parent or
Acquisition  Sub of any order,  writ,  injunction,  judgment  or decree to which
Parent or Acquisition Sub is subject,  except for any violation that has not had and will not have a  material  adverse  effect on Parent or  Acquisition  Sub as applicable.  Except as may be required by the Securities  Act, the Exchange Act, state  securities or "blue sky" laws, the DGCL and the rules and  regulations of the SEC,  NASD and  AMEX,  Parent  is not and will not be  required  to make any filing with or give any notice to, or to obtain any Consent from,  any Person in connection with the execution,  delivery or performance of this Agreement or the consummation of the Offer of the Merger.

            4.4  DISCLOSURE.  None of the  information  to be  supplied by or on behalf of Parent for  inclusion in the Offer  Documents  or the  Schedule  14D-9 will, at the time the Offer  Documents and the Schedule  14D-9 are mailed to the stockholders  of the Company or at any time between the time the Offer Documents and the  Schedule  14D-9 are mailed to the  stockholders  of the Company and the acceptance of shares of Company Common Stock pursuant to the Offer,  contain any untrue  statement of a material fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances  under which they are made, not misleading.  None of the information to be supplied by or on behalf of Parent for inclusion in the
Proxy  Statement  will,  at the  time  the  Proxy  Statement  is  mailed  to the stockholders of the Company or at the time of the Company  Stockholders' Meeting
(or any adjournment or postponement thereof),  contain any untrue statement of a material fact or omit to state any material  fact required to be stated  therein or  necessary  in order  to make the  statements  therein,  in the  light of the circumstances under which they are made, not misleading.

            4.5  FUNDS.   Acquisition  Sub  has,  or  will  have  prior  to  the
consummation  of the Offer,  sufficient  funds  available to satisfy in full the obligation to pay for all of the shares of Company Common Stock in the Offer and to pay the  Merger  Consideration  in the  Merger and to pay all of its fees and expenses related to the Transactions.

                                       34

        SECTION 5. CERTAIN COVENANTS OF THE COMPANY

            5.1 ACCESS  AND  INVESTIGATION.  During the period  from the date of this Agreement through the date on which designees of Parent constitute both (i)
a majority of the members of the Board of  Directors of the Company and (ii) all
of the  executive  officers  of the Company  (the  "PRE-CLOSING  PERIOD"),  upon
reasonable   notice,   the  Company  shall,   and  shall  cause  the  respective
Representatives of the Acquired Corporations to: (a) provide Parent and Parent's
Representatives  with  reasonable  access  during normal  business  hours of the
Company to the Acquired Corporations' Representatives,  personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information  relating to the Acquired  Corporations;  and (b) provide Parent and
Parent's  Representatives  with such copies of the existing books,  records, Tax
Returns,  work  papers  and other  documents  and  information  relating  to the
Acquired Corporations,  and with such additional financial,  operating and other data  and  information  regarding  the  Acquired  Corporations,  as  Parent  may reasonably request.  Unless otherwise required by any Legal Requirement,  during the  Pre-Closing  Period,  Parent will  disclose any such  information  which is non-public  only  in  accordance  with  the  provisions  of the  Confidentiality
Agreement between the Company and Parent, dated June 7, 2002, and will otherwise treat any such information during the Pre-Closing Period only in accordance with
the  provisions  of  such  Confidentiality   Agreement.   Without  limiting  the
generality of the foregoing,  during the Pre-Closing  Period,  the Company shall promptly provide Parent with copies of:

                 (a) all material  operating and financial  reports  prepared by the Acquired  Corporations  for the Company's senior  management,  including (i)
copies of the  unaudited  monthly  consolidated  balance  sheets of the Acquired
Corporations  and the  related  unaudited  monthly  consolidated  statements  of operations,  statements of stockholders' equity and statements of cash flows and
(ii) copies of any sales forecasts, marketing plans, development plans, discount reports,  write-off  reports,  hiring  reports and capital  expenditure  reports prepared for the Company's senior management;

                 (b)  any  written  materials  or  communications  sent by or on behalf of the Company to its stockholders;

                 (c) any material notice,  document or other  communication sent by or on behalf of any of the Acquired Corporations to any party to any Acquired
Corporation Contract or sent to any of the Acquired Corporations by any party to any Acquired  Corporation  Contract (other than any  communication  that relates solely to routine commercial  transactions  between an Acquired  Corporation and the other party to any such  Acquired  Corporation  Contract  and that is of the type  sent  in  the  ordinary  course  of  business  and  consistent  with  past practices);

                 (d) any notice,  report or other document filed with or sent to any  Governmental  Body  on  behalf  of  any  of the  Acquired  Corporations  in connection with the Merger or any of the other transactions contemplated by this
Agreement; and

                 (e) any material notice,  report or other document  received by any of the Acquired Corporations from any Governmental Body.

                                       35

            5.2 OPERATION OF THE COMPANY'S BUSINESS.

                 (a) During the Pre-Closing Period: (i) the Company shall ensure that each of the Acquired  Corporations conducts its business and operations (A)
in the  ordinary  course  and in  substantially  the same  manner as  previously conducted and (B) in material  compliance with all applicable Legal Requirements and the  requirements  of all Acquired  Corporation  Contracts  that  constitute
Material Contracts;  (ii) the Company shall use its reasonable efforts to ensure that each of the Acquired  Corporations  preserves  intact its current  business organization, keeps available the services of its current officers and employees and  maintains  its  relations  and  goodwill  with  all  suppliers,  customers, landlords,  creditors,  licensors, licensees, employees and other Persons having business  relationships  with the respective  Acquired  Corporations;  (iii) the
Company  shall use its  reasonable  efforts to keep in full force all  insurance policies  referred  to in  Section  3.19;  (iv) the  Company  shall  cause to be
provided  all  notices,   assurances  and  support   required  by  any  Acquired
Corporation  Contract  relating to any Proprietary Asset in order to ensure that no condition under such Acquired  Corporation  Contract occurs that could result in, or could  increase the  likelihood of, (A) any transfer or disclosure by any
Acquired  Corporation of any Acquired  Corporation Source Code, or (B) a release from any escrow of any Acquired  Corporation Source Code that has been deposited or is  required  to be  deposited  in escrow  under  the terms of such  Acquired
Corporation  Contract;  (v) the Company shall promptly  notify Parent of (A) any notice or other  communication from any Person alleging that the Consent of such
Person  is or  may be  required  in  connection  with  any  of the  transactions contemplated by this Agreement,  and (B) any Legal Proceeding commenced,  or, to the best of its  knowledge  threatened,  relating to or  involving  or otherwise affecting any of the Acquired  Corporations  that relates to the consummation of the transactions  contemplated by this Agreement; and (vi) the Company shall (to the extent  requested  by Parent)  cause its  officers  and the  officers of its
Subsidiaries  to  report  regularly  to  Parent  concerning  the  status  of the
Company's business.

                 (b)  During  the  Pre-Closing  Period,  the  Company  shall not
(without the prior written  consent of Parent),  and shall not permit any of the other Acquired Corporations to:

                     (i) declare,  accrue, set aside or pay any dividend or make any other  distribution  in respect of any shares of capital stock,  or repurchase,  redeem or otherwise  reacquire any shares of capital stock or other securities;

                     (ii) sell, issue,  grant or authorize the issuance or grant of (A) any  capital  stock or other  security,  (B) any  option,  call, warrant or right to acquire any capital stock or other security, or (C)
         any instrument  convertible  into or exchangeable for any capital stock or other  security  (except  that (1) the Company  may issue  shares of
         Company  Common  Stock (x) upon the valid  exercise of Company  Options outstanding as of the date of this  Agreement,  and (y) pursuant to the
         ESPP);

                     (iii) except as contemplated by Section 6.3, amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the  Company's  stock  option  plans,  any  provision  of any agreement  evidencing  any  outstanding  stock option or any restricted stock purchase  agreement,  or otherwise modify any of the terms of any outstanding option or other security or any related Contract;

                                       36

                     (iv) amend or permit the  adoption of any  amendment to its
         certificate   of   incorporation   or  bylaws  or  other   charter   or
         organizational  documents,  or effect or become a party to any  merger, consolidation,  share  exchange,  business  combination,  amalgamation, recapitalization,  reclassification  of shares,  stock  split,  reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction;

                     (v) form any  Subsidiary or acquire any equity  interest or other interest in any other Entity;

                     (vi) make any capital expenditure (except that the Acquired
         Corporations  may make  capital  expenditures  that,  when added to all other capital expenditures made on behalf of the Acquired  Corporations
         during  the  Pre-Closing   Period,   do  not  exceed  $100,000  in  the
         aggregate);

                     (vii)  enter into or become  bound by, or permit any of the assets owned or used by it to become  bound by, any Material  Contract, or amend or  terminate,  or waive or  exercise  any  material  right or remedy under, any Material Contract;

                     (viii)  acquire,  lease or license any right or other asset from any other  Person  or sell or  otherwise  dispose  of, or lease or license,  any right or other asset to any other Person  (except in each case for immaterial assets acquired, leased, licensed or disposed of by the Company in the ordinary course of business and consistent with past practices), or waive or relinquish any material right;

                     (ix) lend money to any Person,  or incur or  guarantee  any indebtedness;

                     (x)  establish,  adopt or amend any employee  benefit plan, pay any bonus or make any  profit-sharing  or  similar  payment  to, or increase the amount of the wages, salary, commissions,  fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees  (except  that the Company (A) may make  routine, reasonable salary increases that have been disclosed to Parent prior to the date of this Agreement in connection  with the Company's  customary employee review  process,  and (B) may pay customary bonus payments and profit  sharing  payments  consistent  with past  practices  payable in accordance  with existing bonus and profit sharing plans referred to in
         Part 3.17(a) of the Company Disclosure Schedule);

                     (xi) hire any employee at the level of  supervisor or above or with an annual base  salary in excess of  $75,000,  or enter into an employment  relationship with anyone which is other than "at-will",  or promote any employee  except in order to fill a position  vacated after the date of this Agreement;

                     (xii) change any of its pricing  policies,  product  return
         policies,   product  maintenance  polices,  service  policies,  product modification or upgrade policies,  personnel policies or other business policies,  or any of its methods of accounting or accounting  practices in any respect;

                                       37

                     (xiii) make any Tax election;

                     (xiv) commence or settle any Legal Proceeding;

                     (xv) enter into any material  transaction or take any other
         material   action   outside   the   ordinary   course  of  business  or
         substantially inconsistent with past practices; or

                     (xvi) agree or commit to take any of the actions  described in clauses "(i)" through "(xv)" of this Section 5.2(b).

                 (c) During the Pre-Closing  Period,  the Company shall promptly notify  Parent in writing  of: (i) the  discovery  by the  Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this  Agreement and that caused or  constitutes a material  inaccuracy in any representation  or  warranty  made by the  Company in this  Agreement;  (ii) any event,  condition,  fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material  inaccuracy in any  representation  or warranty made by the Company in this Agreement if (A)
such  representation or warranty had been made as of the time of the occurrence, existence or discovery of such event,  condition,  fact or circumstance,  or (B)
such event, condition,  fact or circumstance had occurred,  arisen or existed on or  prior  to the date of this  Agreement;  (iii)  any  material  breach  of any covenant or obligation of the Company;  and (iv) any event,  condition,  fact or circumstance  that would make the timely  satisfaction  of any of the conditions set forth in Annex I impossible or unlikely or that has had or could  reasonably be  expected to have a Material  Adverse  Effect on the  Acquired  Corporations.
Without  limiting the  generality of the  foregoing,  the Company shall promptly advise Parent in writing of any Legal  Proceeding or material claim  threatened,
commenced  or  asserted   against  or  with  respect  to  any  of  the  Acquired
Corporations.  No  notification  given to Parent pursuant to this Section 5.2(c)
shall  limit  or  otherwise  affect  any  of  the  representations,  warranties, covenants or obligations of the Company contained in this Agreement.

            5.3  NO SOLICITATION.

                 (a) Unless and until this Agreement  shall have been terminated pursuant to Section 8.1, the Company shall not directly or indirectly, and shall not  authorize  or  permit  any  of  the  other  Acquired  Corporations  or  any
Representative  of any of the Acquired  Corporations  directly or indirectly to,
(i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal (including by granting any waiver under
Section 203 of the DGCL) or take any action that could reasonably be expected to lead to an Acquisition  Proposal,  (ii) furnish any information regarding any of the Acquired  Corporations to any Person in connection with or in response to an
Acquisition  Proposal or an inquiry or indication of interest that could lead to an Acquisition  Proposal,  (iii) engage in discussions or negotiations  with any
Person with respect to any Acquisition  Proposal or any inquiry or indication of interest that could lead to an Acquisition  Proposal,  (iv) approve,  endorse or recommend  any  Acquisition  Proposal  or (v) enter into any letter of intent or similar  document or any Contract  contemplating  or  otherwise  relating to any
Acquisition  Transaction;  provided,  however,  that prior to the  acceptance of shares of Company Common Stock pursuant to the Offer,  this Section 5.3(a) shall

                                       38

not prohibit the Company from  furnishing  nonpublic  information  regarding the
Acquired  Corporations  to, or entering  into  discussions  with,  any Person in response  to a Superior  Offer that is  submitted  to the Company by such Person
(and not withdrawn) if (1) neither the Company nor any  Representative of any of the Acquired  Corporations shall have breached or taken any action  inconsistent with any of the  provisions  set  forth in this  Section  5.3,  (2) the Board of
Directors  of the Company  concludes  in good  faith,  after  having  taken into account the advice of its outside legal counsel, that such action is required in order for the Board of  Directors  of the Company to comply  with its  fiduciary obligations to the Company's stockholders under applicable law, (3) at least two business days prior to furnishing any such nonpublic information to, or entering into discussions  with, such Person,  the Company gives Parent written notice of the identity of such Person and of the Company's  intention to furnish nonpublic information to, or enter into  discussions  with,  such Person,  and the Company receives  from such  Person an  executed  confidentiality  agreement  containing customary  limitations  on the use and  disclosure of all nonpublic  written and oral  information  furnished  to such  Person by or on behalf of the Company and containing customary "standstill" provisions, and (4) at least two business days prior to furnishing any such nonpublic  information to such Person,  the Company furnishes  such  nonpublic  information  to Parent (to the extent such nonpublic information has not been previously furnished by the Company to Parent). Without limiting the generality of the foregoing,  the Company  acknowledges  and agrees that  any  action  inconsistent  with  any of the  provisions  set  forth in the preceding  sentence by any  Representative of any of the Acquired  Corporations,
whether or not such  Representative is purporting to act on behalf of any of the
Acquired  Corporations,  shall be deemed to  constitute a breach of this Section
5.3 by the Company.  Notwithstanding  the foregoing,  nothing  contained in this
Section  5.3(a) shall  prohibit the Company or the Company's  Board of Directors from taking and disclosing to the Company's stockholders a position with respect to a tender or  exchange  offer by a third  party  pursuant  to Rules  14d-9 and
14e-2(a) promulgated under the Exchange Act.

                 (b) The Company  shall  promptly (and in no event later than 24 hours after receipt of any  Acquisition  Proposal,  any inquiry or indication of interest that could lead to an Acquisition Proposal or any request for nonpublic information)  advise Parent orally and in writing of any  Acquisition  Proposal, any inquiry or indication of interest that could lead to an Acquisition Proposal or any  request  for  nonpublic  information  relating  to  any of the  Acquired
Corporations  (including  the identity of the Person making or  submitting  such
Acquisition Proposal,  inquiry, indication of interest or request, and the terms thereof) that is made or submitted by any Person during the Pre-Closing  Period.
The Company  shall keep Parent fully  informed with respect to the status of any such Acquisition  Proposal,  inquiry,  indication of interest or request and any modification or proposed modification thereto.

                 (c)  The  Company  shall  immediately  cease  and  cause  to be terminated  any  existing  discussions  with  any  Person  that  relate  to  any
Acquisition Proposal or any inquiry or indication of interest that could lead to an Acquisition Proposal.

                 (d) The Company  agrees not to release or permit the release of any  Person  from,  or to waive or permit the  waiver of any  provision  of, any confidentiality,  "standstill" or similar agreement to which any of the Acquired
Corporations is a party or under which any of the Acquired  Corporations has any rights,  and will use its best  efforts to enforce or cause to be enforced  each such agreement at the request of Parent.  The Company also will promptly request

                                       39

each Person that has  executed,  on or after June 30,  2000,  a  confidentiality agreement  in  connection  with  its  consideration  of a  possible  Acquisition
Transaction  or  equity  investment  to  return  all  confidential   information
heretofore  furnished  to such  Person by or on  behalf  of any of the  Acquired
Corporations.

         SECTION 6. ADDITIONAL COVENANTS OF THE PARTIES

            6.1 STOCKHOLDER APPROVAL; PROXY STATEMENT.

                (a)  If  the  adoption  of  this   Agreement  by  the  Company's
stockholders  is required by law, the Company shall,  as promptly as practicable following  the  expiration  of the Offer,  take all action  necessary  under all applicable Legal  Requirements to call, give notice of and hold a meeting of the holders of Company  Common Stock to vote on the adoption of this  Agreement (the
"COMPANY  STOCKHOLDERS'  MEETING").  The Company  shall  ensure that all proxies solicited in connection with the Company  Stockholders' Meeting are solicited in
compliance   with  all   applicable   Legal   Requirements.   Once  the  Company
Stockholders' Meeting has been duly called and notice thereof has been delivered to the  Company's  stockholders,  the Company  shall not postpone or adjourn the
Company  Stockholders'  Meeting  without  the written  consent of Parent,  which consent shall not be unreasonably withheld.

                (b)  If  the  adoption  of  this   Agreement  by  the  Company's
stockholders  is required  by law,  the Company  shall,  as soon as  practicable following the  expiration of the Offer,  prepare and file with the SEC the Proxy
Statement and shall use all reasonable efforts to respond to any comments of the
SEC or its staff and to cause the Proxy  Statement to be mailed to the Company's stockholders,  as  promptly as  practicable.  The Company  shall  notify  Parent promptly  of the  receipt of any  comments  from the SEC or its staff and of any request  by the SEC or its  staff for  amendments  or  supplements  to the Proxy
Statement or for  additional  information  and will supply Parent with copies of all correspondence between the Company or any of its Representatives, on the one
hand,  and the SEC or its staff,  on the other hand,  with  respect to the Proxy
Statement.  The  Company  shall  give  Parent an  opportunity  to comment on any correspondence with the SEC or its staff or any proposed material to be included in the Proxy  Statement  prior to transmission to the SEC or its staff and shall not transmit any such  material to which Parent  reasonably  objects.  If at any time prior to the Company Stockholders' Meeting there shall occur any event that should be set forth in an amendment or  supplement to the Proxy  Statement,  the
Company  shall  promptly  prepare  such an  amendment  or  supplement  and after obtaining the consent of Parent to such amendment or supplement,  shall promptly transmit such amendment or supplement to the Company's stockholders.

                (c)  Notwithstanding  anything to the contrary contained in this
Agreement,  if Acquisition  Sub shall own by virtue of the Offer or otherwise at least 90% of the outstanding  shares of Company Common Stock,  the parties shall take all necessary and appropriate action to cause the merger of Acquisition Sub and the Company to become effective as soon as practicable  after the expiration of the Offer without a  stockholders'  meeting in accordance with Section 253 of the DGCL.

                                       40

                (d) Parent  agrees to cause all shares of Company  Common  Stock owned by Parent or any subsidiary of Parent to be voted in favor of the adoption of the Agreement at the Company Stockholders' Meeting.

            6.2  REGULATORY  APPROVALS.  Each  party  shall  use all  reasonable efforts to file, as soon as practicable  after the date of this  Agreement,  all notices, reports and other documents required to be filed by such party with any
Governmental  Body  with  respect  to  the  Offer,  the  Merger  and  the  other transactions  contemplated  by  this  Agreement,  and  to  submit  promptly  any additional  information  requested by any such  Governmental  Body.  Each of the
Company  and  Parent  shall  (1) give  the  other  party  prompt  notice  of the commencement  or overt  threat of  commencement  of any Legal  Proceeding  by or before  any  Governmental  Body with  respect  to the Merger or any of the other transactions  contemplated by this Agreement,  (2) keep the other party informed as to the status of any such Legal Proceeding or overt threat,  and (3) promptly inform the other party of any  communication  to or from any  Governmental  Body regarding  the  Merger or any of the  other  transactions  contemplated  by this
Agreement.  Except as may be prohibited by any Governmental Body or by any Legal
Requirement,  (a) the  Company and Parent will  consult and  cooperate  with one another, and will consider in good faith the views of one another, in connection with  any  analysis,  appearance,  presentation,  memorandum,  brief,  argument, opinion or proposal made or submitted in connection with any Legal Proceeding by or before any  Governmental  Body with respect to the Merger or any of the other transactions contemplated by this Agreement, and (b) in connection with any such
Legal  Proceeding,  each  of the  Company  and  Parent  will  permit  authorized
Representatives  of the other party to be present at each meeting or  conference relating to any such Legal  Proceeding and to have access to and be consulted in connection  with any  document,  opinion or proposal  made or  submitted  to any
Governmental Body in connection with any such Legal  Proceeding.  At the request of Parent, the Company shall agree to divest, sell, dispose of, hold separate or otherwise  take or commit to take any action  that  limits its freedom of action with respect to its or its Subsidiaries' ability to operate or retain any of the businesses,  product lines or assets of the Company or any of its  Subsidiaries, provided that any such action is conditioned upon the consummation of the Offer.

            6.3 STOCK OPTIONS.

                (a) Prior to the Offer  Acceptance  Time, the Company shall take all action that may be  necessary  (under the plans  pursuant  to which  Company
Options  are   outstanding   and   otherwise)  to  accelerate  the  vesting  and
exercisability  of each unexpired and unexercised  Company Option then in effect so that each such Company Option shall be fully vested and exercisable  prior to the  Offer  Acceptance  Time.  As of the  Effective  Time,  each  unexpired  and unexercised  Company  Option then in effect (and each plan, if any,  under which any Company Option may be granted)  shall be terminated,  and each holder of any such Company Option shall be paid, in full  satisfaction of such Company Option, a cash payment in an amount in respect  thereof equal to the product of: (i) the excess,  if any, of the Merger  Consideration  over the  exercise  price of such
Company  Option and (ii) the number of shares of Company Common Stock subject to the  Company  Option,  less any income or  employment  or other Tax  withholding required under the Code or any provision of applicable law.

                (b) Prior to the  Effective  Time,  the  Company  shall take all action that may be necessary  (under the plans pursuant to which Company Options are  outstanding and otherwise) to effectuate the provisions of this Section 6.3

                                       41

(other than actions required pursuant to the first sentence of Section 6.3(a) to be taken prior to the Offer  Acceptance  Time, which shall be taken prior to the
Offer  Acceptance  Time) and to ensure that,  from and after the Effective Time, holders of Company  Options have no rights with respect thereto other than those specifically provided in this Section 6.3.

                (c) Prior to the Offer  Acceptance  Time, the Company shall take all actions  necessary  or  required  under the ESPP and Legal  Requirements  to ensure  that,  except  for the six  month  offering  period  under the ESPP that commenced  on July 1,  2003,  no  additional  offering  shall be  authorized  or commenced.  The rights of  participants in the ESPP with respect to any offering period then  underway  under the ESPP shall be  determined  by treating the last business day prior to the Effective Time as the last day of such offering period and by making such other pro-rata adjustments as may be necessary to reflect the shortened  offering period but otherwise treating such shortened offering period as a fully  effective and completed  offering  period for all purposes under the
ESPP.  Prior to the Offer  Acceptance  Time,  the Company shall take all actions
(including,  if appropriate,  amending the terms of the ESPP) that are necessary to give effect to the transactions contemplated by this Section 6.3(c).

            6.4 EMPLOYEE BENEFITS.

                (a)  Parent   agrees  that  all   employees   of  the   Acquired
Corporations who continue  employment with Parent, the Surviving  Corporation or
any   Subsidiary  of  the  Surviving   Corporation   after  the  Effective  Time
("CONTINUING  EMPLOYEES")  shall be eligible to continue to  participate  in the
Surviving  Corporation's  health and welfare benefit plans;  provided,  however, that (i) nothing in this Section 6.4 or elsewhere in this Agreement  shall limit the right of Parent or the Surviving  Corporation to amend or terminate any such health or welfare  benefit plan at any time, and (ii) if Parent or the Surviving
Corporation  terminates  any such  health or welfare  benefit  plan,  then (upon expiration of any appropriate transition period), the Continuing Employees shall be eligible to participate  in Parent's  health and welfare  benefit  plans,  to substantially the same extent as similarly situated employees of Parent. Nothing in this  Section  6.4(a) or elsewhere  in this  Agreement  shall be construed to create  a right  in any  employee  to  employment  with  Parent,  the  Surviving
Corporation  or any  other  Subsidiary  of the  Surviving  Corporation  and  the employment of each Continuing Employee shall be "at will" employment.

                (b) At Parent's request, the Company agrees to take (or cause to
be  taken)  all  actions  necessary  or  appropriate  to  terminate,   effective
immediately  prior to the Effective Time, any employee benefit plan sponsored by any of the Acquired  Corporations (or in which any of the Acquired  Corporations participate)  that contains a cash or deferred  arrangement  intended to qualify under section 401(k) of the Code. For the one-year period immediately  following the Effective Time, Parent shall cause the Surviving Corporation to provide, or, pursuant to Section  6.4(a)(ii),  Parent shall  provide,  such health or welfare benefit plans and  arrangements as are no less  favorable,  taken as a whole, to employees of the Surviving  Corporation than the health or welfare benefit plans or arrangements provided by the Company as of the date of this Agreement.

                                       42

            6.5 INDEMNIFICATION OF OFFICERS AND DIRECTORS.

                (a) All  rights to  indemnification  existing  in favor of those
Persons  who are  directors  and  officers of the Company as of the date of this
Agreement  (the  "INDEMNIFIED  PERSONS") for their acts and omissions  occurring prior to the Effective  Time, as provided in the Company's  bylaws (as in effect as of the  date  of  this  Agreement)  and as  provided  in the  indemnification agreements between the Company and said Indemnified  Persons (as in effect as of the date of this  Agreement)  in the forms  disclosed  by the  Company to Parent prior to the date of this  Agreement,  shall  survive  the  Merger  and shall be observed by the Surviving  Corporation  to the fullest  extent  available  under
Delaware law for a period of six years from the  Effective  Time,  and any claim made requesting  indemnification  pursuant to such indemnification rights within such six-year period shall continue to be subject to this Section 6.5(a) and the indemnification  rights provided under this Section 6.5(a) until  disposition of such claim.

                (b) From the Effective  Time until the sixth  anniversary of the
Effective Time (the "TAIL PERIOD"),  the Surviving Corporation shall maintain in effect,  for the benefit of the  Indemnified  Persons with respect to their acts and omissions  occurring  prior to the Effective  Time,  the existing  policy of directors' and officers' liability insurance maintained by the Company as of the date of this  Agreement in the form  disclosed by the Company to Parent prior to the date of this Agreement (the "EXISTING POLICY");  provided, however, that (i)
in no event shall the Surviving Corporation be required pursuant to this Section
6.5(b) to make aggregate payments under the Existing Policy over the Tail Period in excess of $250,000 and (ii) once the Surviving Corporation has made aggregate payments  under  the  Existing  Policy  over the Tail  Period of  $250,000,  the
Surviving  Corporation  shall  have no  further  payment  obligation  under this
Section 6.5(b) with respect to the Existing  Policy,  and, in the event that any amounts in excess of $250,000  become due from the  Surviving  Corporation  with respect  to the  Existing  Policy  under  this  Section  6.5(b),  the  Surviving
Corporation  shall  have no further  obligation  under  this  Section  6.5(b) to maintain the Existing Policy in effect and may cancel or otherwise terminate the
Existing Policy in its sole discretion,  provided that the Surviving Corporation has used reasonable efforts to provide each of the Indemnified Persons notice of its intention to cancel or otherwise  terminate the Existing  Policy at least 15 business days prior to the cancellation or termination of the Existing Policy.

            6.6 ADDITIONAL AGREEMENTS.

                (a) Subject to Section 6.6(b),  Parent and the Company shall use all reasonable  efforts to take, or cause to be taken, all actions  necessary to consummate  the Offer and the Merger and make  effective the other  transactions
contemplated  by  this  Agreement.   Without  limiting  the  generality  of  the
foregoing, but subject to Section 6.6(b), each party to this Agreement (i) shall make all filings (if any) and give all notices (if any)  required to be made and given by such  party in  connection  with the Offer and the Merger and the other transactions  contemplated  by this  Agreement,  (ii)  shall use all  reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable  Legal  Requirement  or  Contract,  or  otherwise)  by such  party in connection  with the Offer  and the  Merger  and each of the other  transactions contemplated  by this Agreement,  and (iii) shall use all reasonable  efforts to lift any  restraint,  injunction  or other legal bar to the Offer or the Merger.

                                       43

The Company  shall  promptly  deliver to Parent a copy of each such filing made, each such notice given and each such Consent  obtained by the Company during the
Pre-Closing Period.

                (b)  Notwithstanding  anything to the contrary contained in this
Agreement,  Parent shall not have any obligation  under this  Agreement:  (i) to dispose  of or  transfer  or cause  any of its  Subsidiaries  to  dispose  of or transfer any assets,  or to commit to cause any of the Acquired  Corporations to dispose of any assets;  (ii) to discontinue or cause any of its  Subsidiaries to discontinue  offering  any product or service,  or to commit to cause any of the
Acquired  Corporations to discontinue offering any product or service;  (iii) to license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available,  to any Person,  any technology,  software or other
Proprietary  Asset,  or to commit to cause any of the Acquired  Corporations  to license or otherwise  make available to any Person any  technology,  software or other Proprietary  Asset; (iv) to hold separate or cause any of its Subsidiaries to hold  separate any assets or operations  (either  before or after the Closing
Date),  or to commit to cause any of the Acquired  Corporations to hold separate any assets or operations;  (v) to make or cause any of its  Subsidiaries to make any  commitment  (to any  Governmental  Body or otherwise)  regarding its future operations or the future operations of any of the Acquired Corporations; or (vi)
to contest  any Legal  Proceeding  relating to the Offer or the Merger if Parent determines in good faith upon the advice of outside counsel that contesting such
Legal Proceeding might not be advisable.

            6.7 DISCLOSURE. Parent and the Company shall consult with each other before issuing any press release or otherwise  making any public  statement with respect to the Offer, the Merger or any of the other  transactions  contemplated by this Agreement. Without limiting the generality of the foregoing, the Company shall not, and shall not permit any of its Subsidiaries or any Representative of any of the Acquired  Corporations to, make any disclosure to employees of any of the Acquired  Corporations,  to the public or otherwise regarding the Offer, the
Merger or any of the other  transactions  contemplated by this Agreement  unless
(a) Parent shall have  approved  such  disclosure  or (b) the Company shall have been advised by its outside  legal  counsel that such  disclosure is required by applicable  law. In addition to the  foregoing,  the Company shall notify Parent prior to the issuance of any press release and,  unless  prohibited by any Legal
Requirement,  shall provide  Parent with a copy of such press release for review in advance of its issuance.

            6.8 RESIGNATION OF OFFICERS AND DIRECTORS. The Company shall use all reasonable  efforts  to obtain  and  deliver  to Parent on or prior to the Offer
Acceptance  Time the  resignation  of the  Company's  directors  as  required by
Section 1.3 and the  resignation  of each of the Company's  officers and each of the officers and directors of the Company's  Subsidiaries  as may be required by
Parent.

            6.9 TAKEOVER LAWS; ADVICE OF CHANGES.

                (a) If any  Takeover  Law  may  become,  or may  purport  to be, applicable to the  transactions  contemplated in this Agreement,  each of Parent and the Company and the members of their  respective  boards of  directors  will grant  such  approvals  and  take  such  actions  as are  necessary  so that the transactions  contemplated  by this  Agreement may be consummated as promptly as practicable  on the terms and  conditions  contemplated  hereby and  thereby and

                                       44

otherwise  act  to  eliminate  the  effect  of  any  Takeover  Law on any of the transactions contemplated by this Agreement.

                (b) Each of the Company  and Parent  will give prompt  notice to the other (and will  subsequently  keep the other informed on a current basis of any  developments  related  to such  notice)  upon  its  becoming  aware  of the occurrence  or  existence  of  any  fact,  event  or  circumstance  that  (i) is reasonably  likely to result in any Material  Adverse Effect with respect to it,
(ii) would cause or  constitute a breach of any  representations,  warranties or covenants contained herein or (iii) is reasonably likely to result in any of the conditions  set forth in Section 7 or in ANNEX I not being able to be  satisfied prior to the Effective Date.

            6.10  AUDITED  CONSOLIDATED  FINANCIAL  STATEMENTS.   On  or  before
September  2, 2003,  the Company  shall cause to be  delivered to Parent (a) the consolidated balance sheet and related consolidated statements of operations and cash flows showing the financial  condition of the Acquired  Corporations  as of
June 30,  2003 and the  results of  operations  and cash  flows of the  Acquired
Corporations   for  the  fiscal  year  ended  June  30,  2003,  all  audited  by
PriceWaterhouseCoopers LLP or other independent public accountants of recognized national standing reasonably  acceptable to Parent and accompanied by an opinion of such accountants  (which shall not be qualified in any respect) to the effect that  such  consolidated  financial  statements  fairly  present  the  financial condition and results of operations and cash flows of the Acquired  Corporations on a  consolidated  basis in  accordance  with GAAP  consistently  applied  (the
"AUDITED  CONSOLIDATED  FINANCIAL  STATEMENTS")  and (b) a copy of the Company's
Annual  Report on Form 10-K for its fiscal year ending June 30,  2003,  as filed with the SEC.

        SECTION 7. CONDITIONS PRECEDENT TO THE MERGER

        The  obligations  of the parties to effect the Merger are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

            7.1   STOCKHOLDER   APPROVAL.   If  required  by  applicable   Legal
Requirements,  this  Agreement  shall  have been duly  adopted  by the  Required
Company Stockholder Vote.

            7.2 NO RESTRAINTS.  No temporary  restraining order,  preliminary or permanent  injunction or other order  preventing the  consummation of the Merger shall  have been  issued by any court of  competent  jurisdiction  and remain in effect,  and  there  shall  not be  any  Legal  Requirement  enacted  or  deemed applicable to the Merger that makes consummation of the Merger illegal.

            7.3  CONSUMMATION OF OFFER.  Acquisition Sub shall have accepted for payment and paid for shares of Company Common Stock pursuant to the Offer.

        SECTION 8. TERMINATION

            8.1  TERMINATION.  This  Agreement  may be  terminated  prior to the
Effective  Time (whether  before or after the adoption of this  Agreement by the
Required Company Stockholder Vote):

                (a) by mutual written consent of Parent and the Company;

                                       45

                (b) by either  Parent or the  Company  if the Offer  shall  have expired  without the  acceptance  for payment of shares of Company  Common Stock pursuant  to the  Offer;  provided,  however,  that  (i) a  party  shall  not be permitted to terminate  this  Agreement  pursuant to this Section  8.1(b) if the failure of the acceptance for payment of shares of Company Common Stock pursuant to the Offer is  attributable  to a failure on the part of such party to perform in all material respects any covenant in this Agreement required to be performed by such  party at or prior to the  acceptance  for  payment of shares of Company
Common  Stock  pursuant  to the Offer and such party has not cured such  failure within ten days after having received notice thereof; and (ii) the Company shall not be permitted to terminate  this  Agreement  pursuant to this Section  8.1(b)
unless the  Company  shall have made any  payment  required to be made to Parent pursuant  to  Sections  8.3(a)  and 8.3(b) and shall have paid to Parent any fee required to be paid to Parent pursuant to Section 8.3(c);

                (c) by  either  Parent  or the  Company  if the  acceptance  for payment of shares of Company  Common Stock  pursuant to the Offer shall not have occurred  on or prior to the close of  business  on the date that is 75 business days after the date of this Agreement; provided, however, that (i) a party shall not be permitted to terminate this Agreement  pursuant to this Section 8.1(c) if the  failure of the  acceptance  for payment of shares of Company  Common  Stock pursuant  to the Offer by the close of  business on the date that is 75 business days after the date of this Agreement is  attributable  to a failure on the part of such party to perform in all material respects any covenant in this Agreement required to be performed by such party at or prior to the acceptance for payment of shares of Company  Common Stock  pursuant to the Offer and such party has not cured such failure within ten days after having  received  notice  thereof;  and
(ii) the Company shall not be permitted to terminate this Agreement  pursuant to this Section  8.1(c) unless the Company shall have made any payment  required to be made to Parent  pursuant to Sections 8.3(a) and 8.3(b) and shall have paid to
Parent any fee required to be paid to Parent pursuant to Section 8.3(c);

                (d) by either  Parent  or the  Company  if a court of  competent
jurisdiction  or  other   Governmental  Body  shall  have  issued  a  final  and
nonappealable  order,  decree or ruling,  or shall have taken any other  action, having the effect of permanently restraining, enjoining or otherwise prohibiting the  acceptance  for payment of shares of Company  Common Stock  pursuant to the
Offer or the Merger or making consummation of the Offer or the Merger illegal;

                (e) by Parent (at any time prior to the  acceptance  for payment of shares of Company Common Stock  pursuant to the Offer) if a Triggering  Event shall have occurred;

                (f) by  Parent  if (at any  time  prior  to the  acceptance  for payment of shares of Company  Common Stock pursuant to the Offer) (i) any of the
Company's  representations  and warranties  contained in this Agreement shall be inaccurate as of the date of this Agreement,  or shall have become inaccurate as of a date  subsequent  to the  date  of  this  Agreement  (as if  made  on  such subsequent  date), such that the condition set forth in paragraph (b) of ANNEX I

                                       46

would not be satisfied (it being  understood  that,  for purposes of determining the  accuracy  of such  representations  and  warranties  as of the date of this
Agreement  or as of any  subsequent  date,  (A) all  "Material  Adverse  Effect"
qualifications   and  other   materiality   qualifications,   and  any   similar
qualifications,  contained  in such  representations  and  warranties  shall  be disregarded  and (B) any update of or  modification  to the  Company  Disclosure
Schedule  made or purported  to have been made after the date of this  Agreement shall be disregarded),  or (ii) any of the Company's covenants contained in this
Agreement  shall  have  been  breached  such  that the  condition  set  forth in paragraph (c) of ANNEX I would not be satisfied;  provided, however, that in the event of an inaccuracy in any of the Company's representations and warranties as of a date  subsequent  to the date of this  Agreement,  Parent may not terminate this Agreement  under this Section 8.1(f) on account of such  inaccuracy  unless such  inaccuracy  has not been  cured  within  ten days  after the  Company  has received notice thereof;

                (g) by the Company if (at any time prior to the  acceptance  for payment  of shares of Company  Common  Stock  pursuant  to the Offer) (i) any of
Parent's  representations  and warranties  contained in this Agreement  shall be inaccurate as of the date of this Agreement,  or shall have become inaccurate as of a date  subsequent  to the  date  of  this  Agreement  (as if  made  on  such subsequent  date),  except that any  inaccuracies  in such  representations  and warranties  will be  disregarded  if the  circumstances  giving rise to all such
inaccuracies  (considered  collectively)  do  not  constitute,   and  could  not
reasonably  be expected  to have,  a material  adverse  effect on the Parent (it being  understood  that,  for  purposes  of  determining  the  accuracy  of such representations  and  warranties  as of the date of this  Agreement or as of any
subsequent  date,  all  "Material  Adverse  Effect"   qualifications  and  other
materiality  qualifications,  and any similar qualifications,  contained in such representations  and warranties shall be  disregarded),  or (ii) if Parent shall not have complied with in all material respects Parent's covenants  contained in this Agreement;  provided, however, that in the event of an inaccuracy in any of
Parent's  representations  and warranties as of a date subsequent to the date of this Agreement or a failure to comply with Parent's  covenants,  the Company may not  terminate  this  Agreement  under  this  Section  8.1(g) on account of such inaccuracy or breach unless such  inaccuracy or breach has not been cured within ten days after Parent has received notice thereof;

                (h) by the Company if  Acquisition  Sub shall not have commenced
(within the meaning of Rule 14d-2 under the Exchange  Act) the Offer on or prior to the fifth business day after the public announcement of the execution of this
Agreement;  provided,  however,  that the  Company  shall  not be  permitted  to terminate this  Agreement  pursuant to this Section 8.1(h) if (i) the failure to commence  the Offer on or prior to the  fifth  business  day  after  the  public announcement  of the execution of this Agreement is attributable to a failure on the part of the Company to perform any covenant in this Agreement required to be performed by the Company at or prior to the fifth  business day after the public announcement of the execution of this Agreement,  (ii) a Triggering  Event shall have  occurred  or (iii) any of the  Company's  representations  and  warranties contained  in  this  Agreement  shall  be  inaccurate  as of the  date  of  this
Agreement,  or shall have become  inaccurate as of a date subsequent to the date of this  Agreement (as if made on such  subsequent  date) and on or prior to the fifth  business  day after the  public  announcement  of the  execution  of this
Agreement,  such that the  condition set forth in paragraph (b) of ANNEX I would

                                       47

not be satisfied (it being  understood  that,  for purposes of  determining  the accuracy of such representations and warranties as of the date of this Agreement or as of any subsequent date, (A) all "Material  Adverse Effect"  qualifications and other materiality qualifications, and any similar qualifications,  contained in such  representations  and warranties shall be disregarded and (B) any update of or modification to the Company Disclosure  Schedule made or purported to have been made after the date of this Agreement shall be disregarded);

                (i) by  either  Parent  or the  Company  if the  acceptance  for payment of shares of Company  Common Stock  pursuant to the Offer shall not have occurred on or prior to the close of business on the date that is 120 days after the date of this Agreement; or

                (j) by the  Company  at any  time  prior to the  acceptance  for payment of shares of Company  Common  Stock  pursuant to the Offer,  in order to accept a  Superior  Offer and enter into the  Specified  Agreement  (as  defined below)  relating to such Superior  Offer,  if (i) such Superior  Offer shall not have resulted from any breach of Section 5.3, (ii) the Board of Directors of the
Company,  after  satisfying all of the requirements set forth in Section 1.2(b), shall have  authorized  the Company to enter into a binding  written  definitive
acquisition   agreement   providing  for  the   consummation  of  a  transaction
constituting a Superior  Offer (the  "Specified  Agreement"),  (iii) the Company
shall have  delivered  to Parent a written  notice  containing  a summary of the material  terms and  conditions of the Specified  Agreement,  which notice shall
confirm  that  the  other   party's   Board  of  Directors   has  confirmed  its
authorization  to execute and deliver the  Specified  Agreement on behalf of the other  party  immediately  upon  termination  of this  Agreement  by the Company pursuant to this Section  8.1(j),  (iv) a period of at least three business days shall have elapsed  since the receipt by Parent of such notice,  and the Company shall have made its Representatives  reasonably available during such period for the  purpose of  engaging  in  negotiations  with  Parent  regarding  a possible amendment of the Offer or a possible alternative  transaction,  (v) any proposal by Parent to amend the Offer or enter into an alternative transaction shall have been considered by the Board of Directors of the Company in good faith,  and the
Company's  Board of Directors  shall have determined in good faith (after having taken into account the advice of the  Company's  outside  legal  counsel and the advice of an independent  financial advisor of nationally  recognized reputation
(it being  understood  that  Imperial  Capital,  LLC shall be deemed a financial advisor of nationally  recognized  reputation  for purposes of this  Agreement))
that the terms of the proposed amended Offer (or other alternative  transaction)
are not as favorable to the Company's  stockholders,  from a financial  point of view, as the transaction  contemplated by the Specified Agreement,  and (vi) the
Company  shall have made any payment  required to be made to Parent  pursuant to
Sections  8.3(a) and 8.3(b) and shall have paid to Parent any fee required to be paid to Parent pursuant to Section 8.3(c).

            8.2 EFFECT OF  TERMINATION.  In the event of the termination of this
Agreement  as provided in Section  8.1,  this  Agreement  shall be of no further force or effect;  provided,  however, that (i) this Section 8.2, Section 8.3 and
Section 9 shall survive the  termination  of this  Agreement and shall remain in full force and effect,  and (ii) the  termination  of this  Agreement  shall not

                                       48

relieve  any party  from any  liability  for any  breach of any  representation, warranty, covenant, obligation or other provision contained in this Agreement.

            8.3 EXPENSES; TERMINATION FEES.

                (a)  Except  as set  forth  in this  Section  8.3,  all fees and expenses  incurred  in  connection  with  this  Agreement  and the  transactions contemplated  by  this  Agreement  shall  be paid by the  party  incurring  such expenses,  whether  or not the  Offer or the  Merger is  consummated;  provided, however,  that (i) (A) if this  Agreement is terminated by Parent or the Company pursuant  to  Section  8.1(b)  or  Section  8.1(c),  (B)  after the date of this
Agreement and at or prior to the time of the  termination  of this  Agreement an
Acquisition Proposal shall have been disclosed,  announced, commenced, submitted or  made,  and  (C)  the  Company  consummates  or  is  subject  to a  Specified
Acquisition  Transaction  within 270 days of such  termination or the Company or any of its Representatives  signs a definitive agreement within 270 days of such termination  providing  for a Specified  Acquisition  Transaction,  or (ii) this
Agreement is terminated by Parent  pursuant to Section  8.1(e) or by the Company pursuant to Section 8.1(j), then (without limiting any obligation of the Company to pay any fee payable  pursuant to Section  8.3(c)),  the Company  shall make a nonrefundable  cash payment to Parent,  at the time specified in Section 8.3(b), in an amount equal to the aggregate  amount of all fees and expenses  (including all attorneys' fees, accountants' fees, financial advisory fees and filing fees)
that  have  been paid or that may  become  payable  by or on behalf of Parent in connection  with the preparation and negotiation of this Agreement and otherwise in  connection  with the  Offer and the  Merger,  up to an  aggregate  amount of
$350,000.

                (b) If (i) (A) this  Agreement  is  terminated  by Parent or the
Company pursuant to Section 8.1(b) or Section 8.1(c), (B) after the date of this
Agreement and at or prior to the time of the  termination  of this  Agreement an
Acquisition Proposal shall have been disclosed,  announced, commenced, submitted or  made,  and  (C)  the  Company  consummates  or  is  subject  to a  Specified
Acquisition  Transaction  within 270 days of such  termination or the Company or any of its Representatives  signs a definitive agreement within 270 days of such termination  providing  for a Specified  Acquisition  Transaction,  or (ii) this
Agreement is terminated by Parent  pursuant to Section  8.1(e) or by the Company pursuant to Section 8.1(j), then the Company shall pay to Parent, in cash at the time  specified  in the next  sentence  (and in addition to the amounts  payable pursuant to Section  8.3(a)),  a  nonrefundable  fee in the amount  equal to the greater of (i)  $1,250,000.00  or (ii) 3% of the Per Share Amount  multiplied by the Fully Diluted Number of Company  Shares.  In the case of termination of this
Agreement by Parent or the Company pursuant to Section 8.1(b) or Section 8.1(c), the fee referred to in the preceding sentence and the amount payable pursuant to
Section 8.3(a) shall be paid by the Company on or prior to the date of execution of the definitive  agreement relating to the Specified  Acquisition  Transaction described in clause (i)(C) above or, if there is no such  definitive  agreement,
on  or  prior  to  the  date  of  consummation  of  the  Specified   Acquisition
Transaction;  in the case of termination of this Agreement by Parent pursuant to
Section  8.1(e),  the fee referred to in the  preceding  sentence and the amount payable  pursuant to Section  8.3(a)  shall be paid by the Company  within three business days after such  termination;  and in the case of  termination  of this
Agreement by the Company pursuant to Section 8.1(j),  the fee referred to in the preceding  sentence and the amount  payable  pursuant to Section 8.3(a) shall be paid by the Company at or prior to the time of such termination.

                                       49

                (c) If the  Company  fails to pay when  due any  amount  payable under this  Section 8.3,  then (i) the Company  shall  reimburse  Parent for all costs and expenses  (including  reasonable  fees and  disbursements  of counsel)
incurred  in  connection  with the  collection  of such  overdue  amount and the enforcement by Parent of its rights under this Section 8.3, and (ii) the Company shall pay to Parent  interest on such overdue amount (for the period  commencing as of the date such overdue amount was originally required to be paid and ending on the date such  overdue  amount is actually  paid to Parent in full) at a rate per annum  equal to the  "prime  rate" (as  announced  by Bank of America or any successor  thereto)  in effect on the date such  overdue  amount was  originally required to be paid.

        SECTION 9. MISCELLANEOUS PROVISIONS

            9.1 AMENDMENT. Subject to Section 1.3, this Agreement may be amended with the  approval  of the  respective  Boards of  Directors  of the Company and
Parent at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

            9.2  WAIVER.  No  failure on the part of any party to  exercise  any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in  exercising  any power,  right,  privilege  or remedy under this
Agreement,  shall operate as a waiver of such power, right, privilege or remedy;
and no single or partial exercise of any such power, right,  privilege or remedy shall  preclude  any other or further  exercise  thereof or of any other  power, right,  privilege  or remedy.  No party shall be deemed to have waived any claim arising out of this Agreement,  or any power,  right,  privilege or remedy under this  Agreement,  unless the waiver of such claim,  power,  right,  privilege or remedy  is  expressly  set  forth in a  written  instrument  duly  executed  and delivered on behalf of such party;  and any such waiver shall not be  applicable or have any effect except in the specific instance in which it is given.

            9.3 NO  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  None of the
representations and warranties contained in this Agreement or in any certificate or schedule or other document delivered pursuant to this Agreement shall survive the Merger.

            9.4 ENTIRE  AGREEMENT;  COUNTERPARTS.  This  Agreement and the other agreements  referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof;  provided, however,  that the  Confidentiality  Agreement  dated June 7, 2002  between  the
Company and Parent (other than the sixth  paragraph  and the second  sentence of the eighth paragraph) shall not be superseded and shall remain in full force and effect.  This Agreement may be executed in several  counterparts,  each of which shall be deemed an original and all of which shall  constitute  one and the same instrument.

            9.5 APPLICABLE LAW;  JURISDICTION.  This Agreement shall be governed by,  and  construed  in  accordance  with,  the laws of the  State of  Delaware, regardless of the laws that might otherwise govern under  applicable  principles of conflicts of laws thereof.  In any action between any of the parties  arising out of or relating to this Agreement or any of the transactions  contemplated by this Agreement: (a) each of the parties irrevocably and unconditionally consents and  submits to the  exclusive  jurisdiction  and venue of the state and federal

                                       50

courts located in the State of Delaware;  (b) if any such action is commenced in a state court,  then,  subject to  applicable  law, no party shall object to the removal of such action to any federal court located in Delaware; (c) each of the parties  irrevocably  waives  the  right to  trial by jury;  and (d) each of the parties  irrevocably  consents  to service of process by first  class  certified mail, return receipt  requested,  postage prepaid,  to the address at which such party is to receive notice in accordance with Section 9.9.

            9.6 DISCLOSURE  SCHEDULE.  The Company Disclosure  Schedule shall be arranged in separate parts  corresponding to the numbered and lettered  sections contained  in  Section  3, and the  information  disclosed  in any  numbered  or lettered  part shall be deemed to relate to and to qualify  only the  particular representation or warranty set forth in the  corresponding  numbered or lettered section in  Section  3, and shall not be deemed to relate to or to  qualify  any other representation or warranty.

            9.7  ATTORNEYS'  FEES.  In any  action  at law or suit in  equity to enforce  this  Agreement  or the  rights of any of the  parties  hereunder,  the prevailing  party in such  action or suit shall be entitled to receive a sum for its  reasonable  attorneys'  fees and all other  reasonable  costs and  expenses incurred in such action or suit.

            9.8  ASSIGNABILITY.  This Agreement shall be binding upon, and shall be  enforceable  by and inure  solely to the benefit of, the parties  hereto and their respective  successors and assigns;  provided,  however, that neither this
Agreement  nor any of the  Company's  rights  hereunder  may be  assigned by the
Company  without  the  prior  written  consent  of  Parent,  and  any  attempted assignment of this  Agreement or any of such rights by the Company  without such consent shall be void and of no effect.  Nothing in this  Agreement,  express or implied,  is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            9.9 NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement  shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand,  (b) two business days after sent by  registered  mail or by courier or express delivery service or (c) upon receipt when received by facsimile prior to
6:00 p.m.  recipient's  local time, else on the business day following such date of receipt, provided that in each case the notice or other communication is sent to the address or facsimile  telephone number set forth beneath the name of such party  below (or to such other  address or  facsimile  telephone  number as such party  shall  have  specified  in a written  notice  given to the other  parties hereto):

            if to Parent or Acquisition Sub:

            John D. Thomas
            Cubic Corporation
            9333 Balboa Avenue
            San Diego, CA 92123
            Facsimile No. (858) 505-1548

                                       51

            with copies to:

            William L. Hoese
            Cubic Corporation
            9333 Balboa Avenue
            San Diego, CA 92123
            Facsimile No. (858) 277-1878

            Barbara L. Borden, Esq.
            Cooley Godward LLP
            4401 Eastgate Mall
            San Diego, CA 92121
            Facsimile No. (858) 550-6420

            if to the Company:

            Robert L. Collins
            ECC International Corp.
            2001 West Oak Ridge Road
            Orlando, FL 32809
            Facsimile:  (407) 251-9963

            with a copy to:

            Steven Wolosky, Esq.
            Olshan Grundman Frome Rosenzweig & Wolosky LLP
            505 Park Avenue
            New York, NY 10022
            Facsimile:  (212) 935-1787

            9.10 COOPERATION.  The Company agrees to cooperate fully with Parent and to execute and deliver such further documents, certificates,  agreements and instruments  and to take such other  actions as may be  reasonably  requested by
Parent to evidence or reflect the  transactions  contemplated  by this Agreement and to carry out the intent and purposes of this Agreement.

            9.11  SEVERABILITY.   In  the  event  that  any  provision  of  this
Agreement,  or the  application  of any such  provision  to any Person or set of
circumstances,   shall  be   determined  to  be  invalid,   unlawful,   void  or
unenforceable  to  any  extent,  the  remainder  of  this  Agreement,   and  the
application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

            9.12 CONSTRUCTION.

                (a)  For  purposes  of  this  Agreement,  whenever  the  context requires:  the singular  number shall  include the plural,  and vice versa;  the

                                       52

masculine  gender shall  include the feminine and neuter  genders;  the feminine gender shall  include the masculine  and neuter  genders;  and the neuter gender shall include masculine and feminine genders.

                (b) The parties  hereto agree that any rule of  construction  to the effect that  ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

                (c)  As  used  in  this  Agreement,   the  words  "include"  and
"including,"  and  variations  thereof,  shall  not be  deemed  to be  terms  of limitation,  but rather  shall be deemed to be  followed  by the words  "without limitation."

                (d)  Except  as  otherwise  indicated,  all  references  in this
Agreement to "Sections,"  "Exhibits,"  "Annexes" and "Schedules" are intended to refer to Sections of this  Agreement and Exhibits,  Annexes or Schedules to this
Agreement.

                (e) The bold-faced  headings contained in this Agreement are for convenience  of  reference  only,  shall  not be  deemed  to be a part  of  this
Agreement and shall not be referred to in connection  with the  construction  or interpretation of this Agreement.

            9.13 SAFE HARBOR LANGUAGE.

                (a) Notwithstanding  anything herein to the contrary,  any party
to  this  Agreement  (and  any  director,  advisor,  employee,   Representative,
shareholder,  member, manager or other agent of any party to this Agreement) may disclose  to any  and all  Persons,  without  limitation  of any  kind,  the tax treatment  and tax structure of the  Transactions  and all materials of any kind
(including  opinions or other tax analyses)  that are provided to it relating to such tax treatment and tax structure; provided however, that such disclosure may not be made to the extent  reasonably  necessary  to comply with any  applicable federal or state securities laws; and provided  further,  that for this purpose,
(i) the "tax  treatment"  of the  Transactions  means the  purported  or claimed federal income tax treatment of the  Transactions,  and (ii) the "tax structure"
of the  Transactions  means any fact that may be relevant to  understanding  the purported or claimed federal income tax treatment of the Transactions.

                (b) For the  avoidance  of doubt,  the parties  acknowledge  and agree that the tax  treatment  and tax  structure of the  Transactions  does not include  the name of any party to the  Transactions  or any  sensitive  business information  (including,  without  limitation,  specific  information  about any
party's   intellectual   property  or  other  proprietary  assets)  unless  such
information  may be related or  relevant  to the  purported  or claimed  federal income tax treatment of the Transactions.

                                       53

            IN WITNESS  WHEREOF,  the parties  have caused this  Agreement to be executed as of the date first above written.

                                   CUBIC CORPORATION

                                   By: ____________________________
                                   Name:___________________________
                                   Title:__________________________

                                   CDA ACQUISITION CORPORATION

                                   By: ____________________________
                                   Name:___________________________
                                   Title:__________________________

                                   ECC INTERNATIONAL CORP.

                                   By: ____________________________
                                   Name:___________________________
                                   Title:__________________________

                                       54

                                    EXHIBIT A

                               CERTAIN DEFINITIONS

            For purposes of the  Agreement  (including  this Exhibit A and Annex
I):

            ACQUIRED CORPORATION CONTRACT. "ACQUIRED CORPORATION CONTRACT" shall mean any Contract: (a) to which any of the Acquired Corporations is a party; (b)
by which any of the  Acquired  Corporations  or any asset of any of the Acquired
Corporations  is or may  become  bound  or  under  which  any  of  the  Acquired
Corporations  has, or may become subject to, any obligation;  or (c) under which any of the Acquired Corporations has or may acquire any right or interest.

            ACQUIRED  CORPORATION   PROPRIETARY  ASSET.   "ACQUIRED  CORPORATION
PROPRIETARY  ASSET" shall mean any Proprietary Asset owned by or licensed to any of  the  Acquired  Corporations  or  otherwise  used  by  any  of  the  Acquired
Corporations.

            ACQUIRED CORPORATION SOURCE CODE. "ACQUIRED CORPORATION SOURCE CODE"
shall  mean any source  code,  or any  portion,  aspect or segment of any source code, relating to any Acquired Corporation Proprietary Asset.

            ACQUIRED  CORPORATIONS.   "ACQUIRED  CORPORATIONS"  shall  mean  the
Company and each of its Subsidiaries, collectively.

            ACQUISITION PROPOSAL. "ACQUISITION PROPOSAL" shall mean any offer or proposal  (other  than an  offer  or  proposal  made  or  submitted  by  Parent)
contemplating or otherwise relating to any Acquisition Transaction.

            ACQUISITION  TRANSACTION.  "ACQUISITION  TRANSACTION" shall mean any transaction or series of transactions involving:

                        (a)  any  merger,  consolidation,   amalgamation,  share
            exchange, business combination, issuance of securities,  acquisition of  securities,  recapitalization,  tender offer,  exchange offer or other similar transaction in which any of the Acquired  Corporations is a  constituent  corporation  and (i) in which a Person or "group"
            (as  defined  in  the  Exchange   Act  and  the  rules   promulgated
            thereunder) of Persons directly or indirectly acquires beneficial or record  ownership of  securities  representing  more than 10% of the outstanding  securities of any class of voting  securities of any of the Acquired  Corporations or any surviving  entity or (ii) in which any of the Acquired Corporations issues securities representing more than  10% of the  outstanding  securities  of any  class  of  voting securities of any of the Acquired Corporations;

                        (b)  any  sale,  lease,  exchange,   transfer,  license,
            acquisition  or  disposition of any business or businesses or assets that constitute or account for 10% or more of the  consolidated  net revenues,  net income or assets of any of the Acquired Corporations;
            or

                        (c)  any  liquidation  or  dissolution  of  any  of  the
            Acquired Corporations.

                                      A-1

            AGREEMENT.  "AGREEMENT"  shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

            AMEX. "AMEX" shall mean the American Stock Exchange, LLC.

            COBRA. "COBRA" shall mean Section 4980B of the Code.

            CODE.  "CODE"  shall  mean the  Internal  Revenue  Code of 1986,  as amended.

            COMPANY COMMON STOCK.  "COMPANY  COMMON STOCK" shall mean the common stock, $0.10 par value per share, of the Company.

            COMPANY DISCLOSURE  SCHEDULE.  "COMPANY  DISCLOSURE  SCHEDULE" shall mean the disclosure schedule that has been prepared by the Company in accordance with  the  requirements  of  Section  9.6 of the  Agreement  and  that  has been delivered  by the Company to Parent on the date of the  Agreement  and signed by the President of the Company.

            COMPANY  OPTIONS.  "COMPANY  OPTIONS"  shall  mean  all  options  to purchase shares of Company Common Stock (whether granted by the Company pursuant to the Company's  stock option plans,  assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted).

            COMPANY  PREFERRED STOCK.  "COMPANY  PREFERRED STOCK" shall mean the preferred stock, $0.10 par value per share, of the Company.

            COMPANY STOCKHOLDERS' MEETING. "COMPANY STOCKHOLDERS' MEETING" shall mean a meeting of the holders of Company Common Stock to vote on the adoption of this Agreement.

            CONSENT. "CONSENT" shall mean any approval,  consent,  ratification, permission, waiver or authorization (including any Governmental Authorization).

            CONTRACT.   "CONTRACT"  shall  mean  any  written,   oral  or  other
agreement,  contract,  subcontract,  lease,  understanding,   instrument,  note,
option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

            DGCL.  "DGCL" shall mean the Delaware  General  Corporation  Law, as amended.

            EMPLOYEE  PLAN.  "EMPLOYEE  PLAN"  shall  mean  any  salary,  bonus, vacation, deferred compensation,  incentive compensation,  stock purchase, stock
option,   severance  pay,   termination  pay,  death  and  disability  benefits,
hospitalization,   medical,   life  or  other  insurance,   flexible   benefits,
supplemental unemployment benefits, profit-sharing,  pension or retirement plan, program  or  agreement  and each  other  employee  benefit  plan or  arrangement sponsored, maintained, contributed to or required to be contributed to by any of the Acquired  Corporations  for the benefit of any current or former employee of any of the Acquired Corporations.

            ENCUMBRANCE.    "ENCUMBRANCE"   shall   mean   any   lien,   pledge,
hypothecation,   charge,  mortgage,  security  interest,   encumbrance,   claim,
infringement,  interference,  option, right of first refusal,  preemptive right,

                                      A-2

community  property  interest  or  restriction  of  any  nature  (including  any restriction  on the voting of any security,  any  restriction on the transfer of any  security  or other  asset,  any  restriction  on the  receipt of any income derived  from  any  asset,  any  restriction  on the  use of any  asset  and any restriction on the  possession,  exercise or transfer of any other  attribute of ownership of any asset).

            ENTITY.   "ENTITY"  shall  mean  any   corporation   (including  any
non-profit  corporation),  general  partnership,  limited  partnership,  limited liability  partnership,  joint venture,  estate,  trust,  company (including any company limited by shares,  limited  liability  company or joint stock company), firm, society or other enterprise, association, organization or entity.

            ERISA.  "ERISA" shall mean the Employee  Retirement  Income Security
Act of 1974, as amended.

            ENVIRONMENTAL  LAW.  "ENVIRONMENTAL  LAW"  shall  mean any  federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment  (including  ambient air, surface water,  ground water,  land surface or  subsurface  strata),  including  any law or  regulation relating to emissions,  discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture,  processing, distribution,  use,  treatment,  storage,  disposal,  transport  or  handling of
Materials of Environmental Concern.

            EXCHANGE ACT. "EXCHANGE ACT" shall mean the Securities  Exchange Act of 1934, as amended.

            FULLY DILUTED  NUMBER OF COMPANY  SHARES.  "FULLY  DILUTED NUMBER OF
COMPANY  SHARES"  shall  mean the sum of (i) the  aggregate  number of shares of capital stock of the Company outstanding  immediately prior to the acceptance of shares of Company  Common Stock  pursuant to the Offer,  plus (ii) the aggregate number of shares of capital  stock of the Company  issuable upon the exercise of any "in the money"  option,  warrant or other right to acquire  capital stock of the  Company,  or the  conversion  of any  convertible  securities,  outstanding immediately  prior to the  acceptance of shares of Company Common Stock pursuant to the Offer. An option or warrant shall be considered "in the money" if the Per
Share Amount exceeds the exercise price of such option or warrant.

            GOVERNMENTAL AUTHORIZATION.  "GOVERNMENTAL AUTHORIZATION" shall mean
any:  (a)  permit,  license,  certificate,   franchise,   permission,  variance,
clearance,  registration,  qualification or authorization issued, granted, given or otherwise made available by or under the authority of any  Governmental  Body or pursuant to any Legal  Requirement;  or (b) right under any Contract with any
Governmental Body.

            GOVERNMENT BID.  "GOVERNMENT  BID" shall mean any quotation,  bid or proposal  submitted to any Governmental Body or any proposed prime contractor or higher-tier subcontractor of any Governmental Body.

            GOVERNMENTAL BODY.  "GOVERNMENTAL  BODY" shall mean any: (a) nation, state, commonwealth,  province,  territory,  county,  municipality,  district or other jurisdiction of any nature; (b) federal, state, local, municipal,  foreign or other government; or (c) governmental or quasi-governmental  authority of any

                                      A-3

nature (including any governmental  division,  department,  agency,  commission, instrumentality,  official,  ministry, fund, foundation,  center,  organization, unit, body or Entity and any court or other tribunal).

            GOVERNMENT  CONTRACT.  "GOVERNMENT  CONTRACT"  shall  mean any prime contract,  subcontract,  letter  contract,  purchase  order  or  delivery  order executed  or  submitted  to or on behalf of any  Governmental  Body or any prime contractor or higher-tier subcontractor, or under which any Governmental Body or any such prime  contractor  or  subcontractor  otherwise  has or may acquire any right or interest.

            HSR  ACT.  "HSR  ACT"  shall  mean the  Hart-Scott-Rodino  Antitrust
Improvements Act of 1976, as amended.

            LEGAL PROCEEDING.  "LEGAL  PROCEEDING" shall mean any action,  suit,
litigation,    arbitration,   proceeding   (including   any   civil,   criminal,
administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination  or  investigation  commenced,  brought,  conducted  or  heard by or before,  or otherwise  involving,  any court or other  Governmental  Body or any arbitrator or arbitration panel.

            LEGAL  REQUIREMENT.  "LEGAL  REQUIREMENT"  shall  mean any  federal, state, local, municipal, foreign or other law, statute, constitution,  principle of common law, resolution,  ordinance,  code, edict,  decree, rule,  regulation, ruling or requirement  issued,  enacted,  adopted,  promulgated,  implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of AMEX).

            MATERIAL   ADVERSE   EFFECT.   An  event,   violation,   inaccuracy,
circumstance or other matter will be deemed to have a "MATERIAL  ADVERSE EFFECT"
on the Acquired Corporations if such event, violation, inaccuracy,  circumstance or  other  matter  (considered  together  with  all  other  matters  that  would constitute  exceptions to the  representations and warranties of the Company set forth in the  Agreement,  disregarding  any "Material  Adverse  Effect" or other
materiality   qualifications,   or   any   similar   qualifications,   in   such
representations  and warranties)  had or could  reasonably be expected to have a material adverse effect on (i) the business, condition, capitalization,  assets, liabilities,  operations or financial  performance of the Acquired  Corporations taken as a whole,  (ii) the ability of the Company to  consummate  the Merger or any of the other transactions contemplated by the Agreement or to perform any of its material obligations under the Agreement, or (iii) Parent's ability to vote, receive  dividends with respect to or otherwise  exercise  ownership rights with respect to the stock of the Surviving Corporation.

            MATERIALS OF  ENVIRONMENTAL  CONCERN.  "MATERIALS  OF  ENVIRONMENTAL
CONCERN"  shall  include  chemicals,  pollutants,  contaminants,  wastes,  toxic substances, petroleum and petroleum products and any other substance that is now or hereafter regulated by any Environmental Law or that is otherwise a danger to health, reproduction or the environment.

            NASD.  "NASD"  shall mean the  National  Association  of  Securities
Dealers, Inc.

            PENSION PLAN. "PENSION PLAN" shall mean any employee pension benefit plan (as defined in Section 3(2) of ERISA), or any similar  pension benefit plan under  the  laws of any  foreign  jurisdiction,  whether  or not  excluded  from

                                      A-4

coverage  under  specific  Titles  or  Subtitles  of ERISA  for the  benefit  of employees or former employees of any of the Acquired Corporations.

            PERSON.  "PERSON" shall mean any individual,  Entity or Governmental
Body.

            PROPRIETARY ASSET.  "PROPRIETARY  ASSET" shall mean any: (a) patent, patent application,  trademark (whether  registered or unregistered),  trademark application,  trade  name,  fictitious  business  name,  service  mark  (whether registered  or  unregistered),  service  mark  application,  copyright  (whether
registered  or  unregistered),   copyright   application,   maskwork,   maskwork
application,  trade secret, know-how, customer list, franchise, system, computer software,  computer program, source code, model, algorithm,  formula,  compound,
invention,   design,  blueprint,   engineering  drawing,   proprietary  product,
technology, proprietary right or other intellectual property right or intangible asset; or (b) right to use or exploit any of the foregoing.

            PROXY  STATEMENT.   "PROXY   STATEMENT"  shall  mean  the  proxy  or
information statement of the Company to be sent to the Company's stockholders in connection with the Company Stockholders' Meeting.

            REPRESENTATIVES.  "REPRESENTATIVES" shall mean officers,  directors, employees, attorneys, accountants, advisors and representatives.

            REQUIRED COMPANY  STOCKHOLDER VOTE.  "REQUIRED  COMPANY  STOCKHOLDER
VOTE" shall mean the affirmative vote of the holders of a majority of the shares of  Company  Common  Stock  outstanding  on the  record  date  for  the  Company
Stockholders' Meeting.

            SEC.  "SEC" shall mean the United  States  Securities  and  Exchange
Commission.

            SECURITIES  ACT.  "SECURITIES  ACT" shall mean the Securities Act of
1933, as amended.

            SPECIFIED   ACQUISITION    TRANSACTION.    "SPECIFIED    ACQUISITION
TRANSACTION" shall mean any transaction or series of transactions involving:

                        (a)  any  merger,  consolidation,   amalgamation,  share
            exchange, business combination, issuance of securities,  acquisition of  securities,  recapitalization,  tender offer,  exchange offer or other similar transaction in which any of the Acquired  Corporations is a  constituent  corporation  and in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of
            Persons  directly  or  indirectly   acquires  beneficial  or  record
            ownership  of   securities   representing   more  than  50%  of  the
            outstanding  securities of any class of voting  securities of any of the Acquired Corporations or any surviving entity; or

                        (b)  any  sale,  lease,  exchange,   transfer,  license,
            acquisition  or  disposition of any business or businesses or assets that constitute or account for more than 50% of the consolidated net revenues, net income or assets of any of the Acquired Corporations.

            SUBSIDIARY.  An  entity  shall be  deemed  to be a  "SUBSIDIARY"  of another  Person if such Person  directly or indirectly  owns or purports to own, beneficially or of record, (a) an amount of voting securities of other interests in such  Entity  that is  sufficient  to enable  such Person to elect at least a

                                      A-5

majority of the members of such Entity's  Board of Directors or other  governing body, or (b) at least 50% of the  outstanding  equity or financial  interests or such Entity.

            SUPERIOR OFFER.  "SUPERIOR  OFFER" shall mean an  unsolicited,  bona fide  written  offer made by a third  party to purchase  all of the  outstanding shares of Company  Common  Stock or all or  substantially  all of the  Company's assets on terms that the Board of  Directors of the Company  determines,  in its reasonable  judgment,  based upon a written opinion of an independent  financial advisor of nationally  recognized  reputation (it being understood that Imperial
Capital,  LLC shall be  deemed a  financial  advisor  of  nationally  recognized reputation  for  purposes  of  this  Agreement),  to be  more  favorable  to the
Company's  stockholders  than the  terms of the Offer or the  Merger;  provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing  required to consummate the transaction  contemplated by such offer is not  committed  and is not  reasonably  capable of being  obtained by such third party.

            TAKEOVER LAWS. "TAKEOVER LAWS" means (1) any "moratorium,"  "control share acquisition," "fair price," "supermajority,"  "affiliate transactions," or
"business   combination   statute  or   regulation"   or  other   similar  state
anti-takeover laws and regulations and (2) Section 203 of the DGCL.

            TAX. "TAX" shall mean any tax  (including any income tax,  franchise tax, capital gains tax, gross receipts tax,  value-added tax, surtax,  estimated tax,  unemployment  tax,  national health  insurance tax, excise tax, ad valorem tax,  transfer tax, stamp tax, sales tax, use tax,  property tax,  business tax, withholding tax or payroll tax), levy,  assessment,  tariff, duty (including any customs duty),  deficiency or fee, and any related  charge or amount  (including any fine, penalty or interest),  imposed,  assessed or collected by or under the authority of any Governmental Body.

            TAX  RETURN.  "TAX  RETURN"  shall  mean any return  (including  any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or  submitted  to,  or  required  to be filed  with or  submitted  to,  any
Governmental Body in connection with the determination,  assessment,  collection or payment of any Tax or in connection with the  administration,  implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

            TRANSACTIONS.  "TRANSACTIONS"  shall  mean  (a)  the  execution  and delivery of the Agreement,  and (b) all of the transactions  contemplated by the this Agreement, including the Offer and the Merger.

            TRIGGERING  EVENT.  A  "TRIGGERING  EVENT"  shall be  deemed to have occurred  if: (i) the Board of  Directors  of the  Company  shall have failed to recommend  that the  Company's  stockholders  accept the Offer and tender  their shares  of  Company  Common  Stock  pursuant  to the  Offer or vote to adopt the
Agreement, or shall have withdrawn or modified in a manner adverse to Parent the
Company Board  Recommendation;  (ii) the Company shall have failed to include in the Schedule 14D-9 the Company Board Recommendation or a statement to the effect that the Board of Directors of the Company has  determined and believes that the
Offer and the Merger is in the best  interests  of the  Company's  stockholders;
(iii)  the  Board  of  Directors  of the  Company  fails  to  publicly  reaffirm
(including,  if so requested by Parent,  by the issuance of a press release) the

                                      A-6

Company Board  Recommendation,  or fails to publicly reaffirm (including,  if so requested by Parent, by the issuance of a press release) its determination  that the Offer and the Merger is in the best interests of the Company's stockholders,
within  five  business   days  after  Parent   requests  in  writing  that  such
recommendation  or determination  be reaffirmed;  (iv) the Board of Directors of the  Company  shall have  approved,  endorsed  or  recommended  any  Acquisition
Proposal;  (v) the  Company  shall  have  entered  into any  letter of intent or similar document or any Contract  relating to any Acquisition  Proposal;  (vi) a tender or exchange  offer  relating to securities of the Company shall have been commenced and the Company shall not have sent to its securityholders, within ten business  days  after the  commencement  of such  tender or  exchange  offer,  a statement  disclosing  that the Company  recommends  rejection of such tender or exchange offer;  (vii) any Person or "group" (as defined in the Exchange Act and the rules promulgated  thereunder) of Persons directly or indirectly acquires or agrees to acquire,  or discloses an intention to acquire,  beneficial  or record ownership of securities representing more than 10% of the outstanding securities of any class of voting securities of the Company;  or (viii) any of the Acquired
Corporations or any  Representative  of any of the Acquired  Corporations  shall have breached or taken any action  inconsistent  with any of the  provisions set forth in Section 5.3; provided,  however, that the failure to provide any notice required to be given  pursuant to Section 5.3 shall not  constitute  a breach of
Section 5.3 solely for the purpose of determining whether a Triggering Event has occurred so long as such notice is provided within twenty-four hours of the time specified in Section 5.3.

            WELFARE PLAN. "WELFARE PLAN" shall mean any employee welfare benefit plan (as defined in Section  3(1) of ERISA or any similar  welfare  benefit plan under  the  laws of any  foreign  jurisdiction,  whether  or not  excluded  from coverage  under specific  Titles or Subtitles of ERISA),  for the benefit of any current or former employees or directors of any of the Acquired Corporations.

                                      A-7

                                     ANNEX I
                             CONDITIONS OF THE OFFER

            Notwithstanding  any other  provision of the Offer or the  Agreement and Plan of Merger to which this Annex I is attached (the  "AGREEMENT"),  and in addition to (and not in limitation  of)  Acquisition  Sub's rights to extend and amend the Offer (subject to the provisions of the Agreement), and subject to any applicable rules and regulations of the SEC, including Rule 14e-1(c) relating to
Acquisition  Sub's  obligation  to  pay  for or  return  tendered  shares  after termination  of the Offer,  Acquisition  Sub shall not be required to accept for payment or pay for any shares of Company Common Stock  tendered  pursuant to the
Offer  and may  terminate  the  Offer  and  the  Agreement,  if (i) the  Minimum
Condition  has not been  satisfied,  (ii) there shall be in effect any voluntary agreement  between Parent and the United States Federal Trade  Commission or the
United States  Department of Justice  pursuant to which Parent has agreed not to accept for payment  shares of Company Common Stock pursuant to the Offer for any period of time, or (iii) at any time after the date of the Agreement, and before acceptance for payment of any shares of Company Common Stock,  Parent shall have determined in its  reasonable  good faith  discretion  that any of the following events shall have occurred and be continuing:

                        (a) the  representations  and  warranties of the Company
            contained  in the  Agreement  shall  not have been  accurate  in all material  respects  as of  the  date  of  the  Agreement  (it  being understood  that, for purposes of  determining  the accuracy of such representations  and warranties,  (i) all "Material  Adverse Effect"
            qualifications  and other  materiality  qualifications  contained in such  representations  and warranties  shall be disregarded and (ii)
            any update of or  modification  to the Company  Disclosure  Schedule made or purported to have been made after the date of the  Agreement shall be disregarded);

                        (b) the  representations  and  warranties of the Company
            contained in the Agreement  shall not be accurate in all respects as of the expiration  date of the Offer (as such expiration date may be extended in accordance  with the terms of the  Agreement) as if made on and as of such expiration  date,  except that any inaccuracies in such  representations  and  warranties  will be  disregarded  if the circumstances  giving  rise  to all  such  inaccuracies  (considered collectively)  do  not  constitute,  and  could  not  reasonably  be expected  to  have,  a  Material  Adverse  Effect  on  the  Acquired
            Corporations;  provided,  however, that, for purposes of determining the  accuracy  of  such  representations  and  warranties,  (i)  all
            "Material  Adverse  Effect"  qualifications  and  other  materiality qualifications  contained  in such  representations  and  warranties shall be disregarded  and (ii) any update of or  modification to the
            Company  Disclosure  Schedule  made or  purported  to have been made after the date of the Agreement shall be disregarded;

                        (c) the  Company  shall have  breached  or failed in any
            material   respect  to  perform  or  comply  with  any  covenant  or
            obligation that the Company is required to comply with or to perform at or prior to the expiration  date of the Offer (as such expiration date may be extended in accordance with the terms of the Agreement);

                        (d) since the date of the  Agreement,  there  shall have
            occurred any Material  Adverse Effect on the Acquired  Corporations,
            or any event shall have occurred or  circumstance  shall exist that,

                                      I-1

            in combination with any other events or circumstances,  would have a
            Material Adverse Effect on the Acquired Corporations;

                        (e) any  material  Consent  required  to be  obtained in
            connection  with the  Offer,  the  Merger or the other  transactions contemplated by the Agreement  (including the Consents identified in
            Part 3.26(d) of the Company Disclosure Schedule) shall not have been obtained or shall not be in full force and effect;

                        (f) Parent and the Company  shall not have received each
            of the  following  agreements  and documents or any of the following agreements or documents shall not be in full force and effect: (i) a certificate executed on behalf of the Company by its Chief Executive
            Officer and Chief Financial  Officer  confirming that the conditions set forth in  paragraphs  (a), (b), (c) and (d) of this ANNEX I have been  duly  satisfied  and  (ii)  the  written  resignations  of all officers and directors of the Company and its Subsidiaries as and to the extent required by Section 6.8 of the Agreement;

                        (g)  there  shall  have  been  issued  by any  court  of
            competent   jurisdiction   and  remain  in  effect   any   temporary
            restraining  order,  preliminary  or permanent  injunction  or other order  preventing  the  consummation  of the Offer or the  Merger or there shall have been any action taken, or any Legal  Requirement or order  promulgated,  entered,  enforced,  enacted,  issued or deemed applicable  to the Offer or the  Merger by any  Governmental  Entity
            which directly or indirectly (i)  prohibits,  or makes illegal,  the acceptance  for payment of or payment  for shares of Company  Common
            Stock or the  consummation of the Offer or the Merger,  (ii) renders
            Acquisition  Sub unable to accept for payment or pay for some or all of the  shares of  Company  Common  Stock,  (iii)  imposes  material limitations  on the ability of Parent  effectively  to exercise full rights of ownership of the shares of Company Common Stock, including the right to vote the shares of Company Common Stock purchased by it on all matters  properly  presented to the  Company's  stockholders,
            (iv)  prohibits  or imposes  any  material  limitations  on Parent's direct or indirect  ownership  or  operation  (or that of any of its affiliates)  of all or a material  portion of their or the Company's businesses  or  assets,  (v)  compels  Parent or its  affiliates  to dispose of or hold separate any portion of the business or assets of the Company or Parent and their respective  Subsidiaries which would be material in the context of the Company and its subsidiaries taken as a  whole,  (vi)  obliges  the  Company,  Parent  or any of  their respective  Subsidiaries to pay material  damages in connection with the  transactions  contemplated  by the  Agreement  or  (vii)  which otherwise constitutes a Material Adverse Effect on the Company;

                        (h)  there  shall be  pending  or  threatened  any Legal
            Proceeding  in  which a  Governmental  Body is or is  threatened  to become a party or is  otherwise  involved,  or either  Parent or the
            Company shall have received a  communication  from any  Governmental
            Body in which such  Governmental  Body indicates the  possibility of commencing any Legal  Proceeding or taking any other action,  or any
            other  Legal  Proceeding  shall  be  pending,   in  each  case:  (i)
            challenging or seeking to restrain or prohibit the  consummation  of
            the  Offer  or  the   Merger  or  any  of  the  other   transactions
            contemplated  by the  Agreement;  (ii)  relating to the Offer or the
            Merger and  seeking  to obtain  from  Parent or any of the  Acquired

                                      I-2

            Corporations,  any  damages or other  relief that may be material to
            Parent or the Acquired  Corporations;  (iii)  seeking to prohibit or limit in any  material  respect  Parent's  ability to vote,  receive dividends  with respect to or otherwise  exercise  ownership  rights with respect to the stock of the  Surviving  Corporation;  (iv) that could  materially and adversely affect the right of Parent or any of the Acquired  Corporations to own the assets or operate the business of the  Acquired  Corporations;  or (v) seeking to compel any of the
            Acquired Corporations, Parent or any Subsidiary of Parent to dispose of or hold separate any material  assets as a result of the Offer or the  Merger or any of the  other  transactions  contemplated  by the
            Agreement;

                        (i) a Triggering Event shall have occurred;

                        (j)  the  Agreement   shall  have  been   terminated  in
            accordance with its terms; or

                        (k) in the good faith  judgment  of  Parent,  a material
            adverse   difference   shall   exist   between   (i)  the   Acquired
            Corporations'  financial  condition or results of operations or cash flows as of or for the fiscal year ended June 30, 2003 as  reflected in the unaudited  consolidated  financial statements of the Acquired
            Corporations  as of and for the  fiscal  year  ended  June 30,  2003 delivered  by the  Company  to  Parent  prior  to the  date  of this
            Agreement and (ii) the Acquired Corporations' financial condition or results of  operations  or cash flows as  reflected  in the  Audited
            Consolidated Financial Statements delivered by the Company to Parent in accordance with Section 6.10.

The foregoing  conditions are for the sole benefit of Parent and Acquisition Sub and may be waived by Parent and Acquisition Sub, in whole or in part at any time and from time to time, in the sole discretion of Parent and Acquisition Sub. The failure  by  Parent  or  Acquisition  Sub at any  time  to  exercise  any of the foregoing  rights  shall not be deemed a waiver of any such  right and each such right  shall be deemed an ongoing  right  which may be  asserted at any time and from time to time.

                                      I-3

                                    EXHIBITS

Exhibit A    -     Certain Definitions

Exhibit B    -     Surviving Corporation Certificate of Incorporation

================================================================================

                          AGREEMENT AND PLAN OF MERGER

                                     among:

                               CUBIC CORPORATION,
                             a Delaware corporation;

                          CDA ACQUISITION CORPORATION,
                           a Delaware corporation; and

                            ECC INTERNATIONAL CORP.,
                             a Delaware corporation

                           ---------------------------

                           Dated as of August 20, 2003

                           ---------------------------

                                       i

                                   (CONTINUED)

      3.22  Authority; Inapplicability of Anti-takeover Statutes;

                                       ii

                                   (CONTINUED)

                                      iii